UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                                                          811- 6490

Dreyfus Premier Investment Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/08

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for this series, as appropriate.

DREYFUS PREMIER INVESTMENT FUNDS, INC.
-	Dreyfus Enhanced Income Fund
-	Dreyfus Global Real Estate Securities Fund
-	Dreyfus Large Cap Equity Fund
-	Dreyfus Large Cap Growth Fund
-	Dreyfus Large Cap Value Fund

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Important Tax Information
30	Information About the Review and Approval
of the Fund’s Management Agreement
34	Board Members Information
37	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Enhanced Income Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Enhanced Income Fund, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the financial markets. A credit crunch that began in 2007 exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs. U.S. government securities generally fared well in the ensuing “flight to quality,” but riskier bond market sectors suffered sharp price declines.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them. That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk. As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation

2

January 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by Laurie Carroll and Theodore Bair, Jr., Portfolio Managers

Notice to Shareholders: On September 12, 2008, BNY Hamilton Enhanced Income Fund (the “predecessor fund”) completed a tax-free reorganization into the fund, and performance for the fund’s Institutional and Investor shares for periods prior to September 12, 2008, reflects the performance of the predecessor fund’s Institutional and Class A shares, respectively.

Fund and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Enhanced Income Fund’s Institutional shares achieved a total return of –8.69% and the fund’s Investor shares achieved a total return of –9.49% .1 In comparison, the Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index (the “Index”), the fund’s benchmark, achieved a total return of 3.83% .2 At the start of 2008, the fund was overweight in mortgage-backed and asset-backed securities. However, as liquidity concerns grew, the returns on these issues significantly lagged those of Treasuries as the year progressed. While we attempted to reduce our exposure during the second half of the year, increased investor demand for Treasuries and the diminished capacity for demand of asset-backed securities hampered our efforts to reduce the fund’s exposure to these assets.

The Fund’s Investment Approach

The fund seeks a high level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund normally invests at least 80% of its assets in fixed-income securities of U.S. and foreign issuers rated investment grade or the unrated equivalent as determined by Dreyfus.

These may include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including securities that are neither insured or guaranteed by the U.S. government), debt securities and securities with debt-like characteristics issued by domestic and foreign private issuers (including corporations, partnerships, trusts or similar entities), foreign governments and their subdivisions, agencies and sponsored enterprises and supranational entities, municipal securities, convertible securities, preferred stock, guaranteed investment contracts, asset-based securities, and mortgage-related securities.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund seeks to provide a high degree of share price stability.To help manage share price volatility and preserve shareholders’ capital, we attempt to keep the fund’s average effective duration, under normal market conditions, between three and 13 months. However, we may adjust the fund’s holdings based on actual or anticipated changes in interest rates or credit quality, and may shorten the fund’s duration below three months based on our interest rate outlook or adverse market conditions. Of course, the fund is not a money-market fund and does not seek to maintain a stable $1 price per share.

Contending with Challenging Conditions

To describe the past year in the financial markets as eventful would be an understatement.The first half of 2008 was, for the most part, a frustrating period in the financial markets, marked by a sweeping liquidity crisis. Investors became increasingly wary of any risk, and staged a massive flight to quality in which Treasuries outperformed virtually every other bond sector.The Federal Reserve engaged in an aggressive series of interest-rate cuts and initiated other measures to shore up liquidity and restore confidence to the marketplace.

In the second half of the year, the breakdown of the financial system accelerated. The year’s third quarter was largely defined by a shocking series of events in September. In the span of just a few weeks, we saw the takeover of Fannie Mae and Freddie Mac by the U.S. government, the bankruptcy filing of Lehman Brothers, Bank of America’s hastily arranged purchase of Merrill Lynch, the government bailout of global insurer AIG, the seizure of Washington Mutual by federal regulators, and the contemplation of a sweeping bailout plan to stabilize the markets. In this environment, already-tight credit became even more constrained. Banks were not only wary of lending to consumers and corporations; they even became reluctant to lend to one another, as it became difficult to assess which institutions might fail next.The predictable result of these unexpected developments was another, even greater flight to quality. Investors shunned virtually every other type of asset in favor ofTreasuries, even as the Federal Reserve slashed short-term rate targets to near-zero.

The Lehman Collapse Was Widespread and Significant

The Lehman bankruptcy on its own sparked a deep crisis of confidence. Lehman’s role as counterparty to many transactions, and the exposure of many money market funds to Lehman assets, heightened the impact of the institution’s failure.

In this environment, the market’s preference for Treasuries was so overpowering that the yield on three-month Treasuries approached zero. Treasury yields across the yield spectrum also dropped dramatically, while

4

yields on comparable-maturity securities, such as commercial paper, corporate securities, and asset-backed securities, rose in accordance with the extreme selling pressure they came under.

Our Approach to a Difficult Market

Our efforts to improve the fund’s diversification and reduce its mortgage-backed and asset-backed exposure have left the fund better-positioned than it was a year ago, even if market conditions did not allow us to make all the changes we wanted.When we were able to diversify earlier in the year, we moved the fund into short-term industrial credits, which were less volatile and also offered a yield advantage over Treasury securities. As the economic news worsened late in the year, we reduced our positions in short-term industrial credits and also utility-related securities. At that point, we added money market instruments such as commercial paper and U.S. agency-related securities. We also shortened the fund’s duration, or sensitivity to interest-rate shifts, over the reporting period. The fund’s duration now ranges between 120 and 140 days.

Our Outlook

We anticipate that we could see more of the volatility we saw in the past year, and believe investors are likely to maintain their very risk-averse stance.

The push is already on for the new Presidential administration and Congress to provide a major stimulus package, which should be able to gain acceptance by including some assistance for troubled homeowners. The government will probably also be called upon to take more steps to help restore market liquidity, which remains problematic.Those efforts will only be able to achieve maximum effectiveness, however, if banks become more willing to lend.

January 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and, for the fund’s Investor shares for periods prior to September 12, 2008, do not take into consideration the maximum initial sales charge imposed on the predecessor fund’s Class A shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results.

Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through September 30, 2010, for the fund’s Institutional shares, and September 30, 2009, for the fund’s Investor shares, at which time they may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: BLOOMBERG — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index that measures current interest rates on 3-month constant maturity dollar- denominated deposits.The index does not reflect fees and expenses to which the fund is subject.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/08
	Inception			From
	Date	1 Year	5 Years	Inception

Investor shares	5/07/02	(9.49)%	(0.22)%	0.28%
Institutional shares	5/01/02	(8.69)%	0.05%	0.56%

† Source: Lipper Inc. Source: Bloomberg L.P.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Investor shares and Institutional shares of Dreyfus Enhanced Income Fund on 5/1/02 (inception date for Institutional shares) and 5/7/02 (inception date for Investor shares) to a $10,000 investment made in the Barclays Capital 9-12 Month Treasury Note Index (the “Barclays Capital Index”) and the Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index (the “Merrill Lynch Index”) on that date. All dividends and capital gain distributions are reinvested.

6

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton Enhanced Income Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to Dreyfus Enhanced Income Fund in a tax-free reorganization.The predecessor fund has the same investment objective, policies, guidelines and restrictions as Dreyfus Enhanced Income Fund. The performance figures for the fund’s Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for Dreyfus Enhanced Income Fund and the performance of Dreyfus Enhanced Income Fund’s Investor shares thereafter.The performance figures for the fund’s Institutional shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for Dreyfus Enhanced Income Fund and the performance of the Dreyfus Enhanced Income Fund’s Institutional shares thereafter.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Barclays Capital Index is an unmanaged index designed to measure the performance of U.S.Treasury notes and bonds with remaining maturities of from nine up to but not including twelve months.The Merrill Lynch Index is an unmanaged index that measures current interest rates on 3-month constant maturity dollar-denominated deposits. Unlike a mutual fund, both indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Enhanced Income Fund from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

	Institutional	Investor

Expenses paid per $1,000†	$ 3.30	$ 6.90
Ending value (after expenses)	$962.10	$959.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Institutional	Investor

Expenses paid per $1,000†	$ 3.40	$ 7.10
Ending value (after expenses)	$1,021.77	$1,018.10

† Expenses are equal to the fund’s annualized expense ratio of .67% for Institutional Shares and 1.40% for
Investor shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2008

	Coupon	Maturity	Principal
Bonds and Notes—52.8%	Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Ctfs./
Auto Receivables—.9%
Capital Auto Receivables Asset
Trust, Ser. 2007-3, Cl. A2A	5.11	11/16/09	40,449		40,413
WFS Financial Owner Trust,
Ser. 2005-2, Cl. A4	4.39	11/19/12	34,977		34,883
					75,296
Asset-Backed Ctfs./
Home Equity Loans—3.1%
Securitized Asset Backed
Receivables, Ser. 2006-WM4,
Cl. A2C	0.63	11/25/36	1,000,000	[a]	273,224
Banks—4.0%
US Bancorp,
Sr. Unscd. Notes	3.11	5/6/10	355,000	[a]	348,073
Electric—Integrated—1.7%
Public Service Electricity & Gas,
First Mortgage Bonds	2.97	3/12/10	150,000	[a]	148,339
Health Care—.9%
Abbott Laboratories,
Sr. Unscd. Notes	5.60	5/15/11	70,000		73,950
Residential Mortgage
Pass-Through Ctfs.—6.1%
Indymac Index Mortgage Loan Trust,
Ser. 2006-AR35, Cl. 2A2	0.57	1/25/37	193,205	[a]	182,730
Structured Adjustable Rate
Mortgage Loan Trust,
Ser. 2005-23, Cl. 1A1	5.45	1/25/36	820,627	[a]	347,536
					530,266
U.S. Government Agencies—2.6%
Federal Home Loan Mortgage Corp.,
Notes	5.63	3/15/11	210,000	[b]	228,997

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed—33.5%
Government National Mortgage Association I:
Ser. 2007-20, Cl. FA, 0.81%, 4/20/37	1,685,959 [a]	1,648,726
Ser. 2006-58, Cl. FL, 1.24%, 10/16/36	1,312,571 [a]	1,275,710
		2,924,436
Total Bonds and Notes
(cost $5,883,821)		4,602,581

Short-Term Investments—37.2%

Commercial Paper—13.7%
Barclays US Funding
3.07%, 2/13/09	500,000	498,166
ING US Funding
2.06%, 3/4/09	200,000	199,290
Monta Blanc Capital
1.80%, 1/22/09	100,000	99,895
Praxair
0.40%, 2/17/09	250,000	249,869
Royal Bank of Scotland
1.30%, 1/8/09	150,000	149,962
		1,197,182
U.S. Government Agencies—23.5%
Federal Home Loan Banks, Discount
Notes, 3.15%, 1/28/09	880,000	878,231
Federal Home Loan Mortgage Corp.,
Discount Notes, 1.25%, 6/25/09	450,000 [b]	447,266
Federal National Mortgage
Association, Discount Notes, 1.24%, 7/1/09	450,000 [b]	449,156
Federal Natonal Mortgage
Association, Discount Notes, 1.15%, 12/1/09	280,000 [b]	277,013
		2,051,666
Total Short-Term Investments
(cost $3,246,864)		3,248,848

10

Other Investment—12.4%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,083,000)	1,083,000 [c]	1,083,000

Total Investments (cost $10,213,685)	102.4%	8,934,429
Liabilities, Less Cash and Receivables	(2.4%)	(210,947)
Net Assets	100.0%	8,723,482

a	Variable rate security—interest rate subject to periodic change.

b	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.

c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Short-Term/		Asset/Mortgage-Backed	10.1
Money Market Investments	49.6	Corporate Bonds	6.6
U.S. Government & Agencies	36.1		102.4

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	9,130,685	7,851,429
Affiliated issuers	1,083,000	1,083,000
Receivable for shares of Common Stock subscribed		58,241
Dividends and interest receivable		11,619
Prepaid expenses		9,150
Due from The Dreyfus Corporation and affiliates—Note 3(c)		1,404
		9,014,843

Liabilities ($):
Cash overdraft due to Custodian		308
Payable for shares of Common Stock redeemed		233,439
Accrued expenses		57,614
		291,361

Net Assets ($)		8,723,482

Composition of Net Assets ($):
Paid-in capital		18,270,785
Accumulated net realized gain (loss) on investments		(8,268,039)
Accumulated net unrealized appreciation
(depreciation) on investments		(1,279,264)

Net Assets ($)		8,723,482

Net Asset Value Per Share
	Institutional Shares	Investor Shares

Net Assets ($)	8,697,162	26,320
Shares Outstanding	5,213,445	15,767

Net Asset Value Per Share ($)	1.67	1.67

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Interest	850,473
Cash dividends;
Affiliated issuers	10,516
Total Income	860,989
Expenses:
Management fee—Note 3(a)	24,105
Administration fee—Note 3(a)	12,889
Auditing fees	30,154
Registration fees	29,815
Shareholder servicing costs—Note 3(c)	24,475
Directors’ fees and expenses—Note 3(d)	14,799
Custodian fees—Note 3(c)	7,175
Prospectus and shareholders’ reports	4,471
Distribution fees—Note 3(b)	2,823
Miscellaneous	20,535
Total Expenses	171,241
Less—expense reimbursement due to undertakings—Note 3(a)	(95,591)
Less—reduction in fees due to earnings credits—Note 1(b)	(36)
Net Expenses	75,614
Investment Income—Net	785,375

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,434,358)
Net unrealized appreciation (depreciation) on investments	(479,951)
Net Realized and Unrealized Gain (Loss) on Investments	(2,914,309)
Net (Decrease) in Net Assets Resulting from Operations	(2,128,934)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008[a,b]	2007[b,c]

Operations ($):
Investment income—net	785,375	4,083,651
Net realized gain (loss) on investments	(2,434,358)	(1,379,497)
Net unrealized appreciation
(depreciation) on investments	(479,951)	(767,647)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,128,934)	1,936,507

Dividends to Shareholders from ($):
Investment income—net:
Institutional Shares	(804,662)	(3,950,560)
Investor Shares	(43,561)	(143,594)
Class C Shares	—	(20)
Total Dividends	(848,223)	(4,094,174)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Institutional Shares	14,845,975	63,360,069
Investor Shares	34,806	724,628
Dividends reinvested:
Institutional Shares	516,643	2,007,961
Investor Shares	37,400	143,594
Class C Shares	—	20
Cost of shares redeemed:
Institutional Shares	(40,946,772)	(91,711,116)
Investor Shares	(1,739,439)	(1,786,114)
Class C Shares	—	(21,046)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(27,251,387)	(27,282,004)
Total Increase (Decrease) in Net Assets	(30,228,544)	(29,439,671)

Net Assets ($):
Beginning of Period	38,952,026	68,391,697
End of Period	8,723,482	38,952,026
Undistributed investment income—net	—	56,290

14

	Year Ended December 31,

	2008[a,b]	2007[b,c]

Capital Share Transactions:
Institutional Shares
Shares sold	8,200,191	32,042,477
Shares issued for dividends reinvested	288,194	1,019,157
Shares redeemed	(22,756,542)	(46,616,628)
Net Increase (Decrease) in Shares Outstanding	(14,268,157)	(13,554,994)

Investor Shares
Shares sold	21,497	365,982
Shares issued for dividends reinvested	20,637	73,165
Shares redeemed	(1,001,452)	(907,202)
Net Increase (Decrease) in Shares Outstanding	(959,318)	(468,055)

Class C Shares
Shares sold	—	—
Shares issued for dividends reinvested	—	13
Shares redeemed	—	(10,629)
Net Increase (Decrease) in Shares Outstanding	—	(10,616)

a	The fund commenced offering two classes of shares on the close of business September 12, 2008.The existing shares were redesignated.

b	Represents information for the the funds’s predecessor, BNY Hamilton Enhanced Income Fund through September 12, 2008.

c	Prior to January 1, 2007, Class C share accounts had been closed. On January 3, 2007, residual Class C shares remaining were redeemed.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Institutional and Investor shares represents the financial highlights of the Institutional and Class A shares, respectively, of the fund’s predecessor, BNY Hamilton Enhanced Income Fund (“Enhanced Income Fund”), before the fund commenced operations as of the close of business on September 12, 2008, and represents the performance of the fund’s Institutional and Investor shares thereafter. Before the fund commenced operations, all of the assets of the Enhanced Income Fund were transferred to the fund in exchange for Institutional and Investor shares of the fund in a tax-free reorganization. Total return shows how much an investment in the fund would have increased (or decreased), assuming all dividends and distributions were reinvested. These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

		Year Ended December 31,

Institutional Shares†	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.90	1.98	1.98	1.98	2.00
Investment Operations:
Investment income—net[a]	.07	.10	.09	.05	.03
Net realized and unrealized
gain (loss) on investments	(.23)	(.08)	—	.01	(.02)
Total from Investment Operations	(.16)	.02	.09	.06	.01
Distributions:
Dividends from investment income—net	(.07)	(.10)	(.09)	(.06)	(.03)
Net asset value, end of period	1.67	1.90	1.98	1.98	1.98

Total Return (%)	(8.69)	1.09	4.77	2.88	.76

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.80	.33	.34	.29	.27
Ratio of net expenses
to average net assets	.33	.25	.25	.25	.25
Ratio of net investment income
to average net assets	3.63	5.24	4.67	2.90	1.51
Portfolio Turnover Rate	72	104	126	51	105

Net Assets, end of period ($ x 1,000)	8,697	37,092	65,511	87,151	324,670

  Represents information for Institutional Shares of the fund’s predecessor, Enhanced Income Fund through September 12, 2008.

a Based on average shares outstanding at each month end. See notes to financial statements.

16

		Year Ended December 31,

Investor Shares†	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.91	1.98	1.98	1.99	2.00
Investment Operations:
Investment income—net[a]	.06	.10	.09	.05	.03
Net realized and unrealized
gain (loss) on investments	(.24)	(.07)	—	(.01)	(.01)
Total from Investment Operations	(.18)	.03	.09	.04	.02
Distributions:
Dividends from investment income—net	(.06)	(.10)	(.09)	(.05)	(.03)
Net asset value, end of period	1.67	1.91	1.98	1.98	1.99

Total Return (%)[b]	(9.49)	1.36	4.50	2.10	1.02

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.62	.58	.59	.54	.52
Ratio of net expenses
to average net assets	.59	.50	.50	.50	.50
Ratio of net investment income
to average net assets	3.32	4.97	4.43	2.92	1.30
Portfolio Turnover Rate	72	104	126	51	105

Net Assets, end of period ($ x 1,000)	26	1,860	2,860	2,473	7,966

† Represents information for Class A Shares of the fund’s predecessor, Enhanced Income Fund through
September 12, 2008.

a	Based on average shares outstanding at each month end.

b	Exclusive of sales charge.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Enhanced Income Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund commenced operations on September 13, 2008. The fund’s investment objective is high current income with preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of BNY Hamilton Enhanced Income Fund (“Enhanced Income Fund”), a series of BNY Hamilton Funds, were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value. Shareholders of Institutional shares and Class A of Enhanced Income Fund received Institutional shares and Investor shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Enhanced Income Fund at the time of the exchange. The net asset value of the fund’s shares on the close of business September 12, 2008, after the reorganization was $1.74 for Institutional shares and $1.75 for Investor shares, and a total of 7,358,435 Institutional shares and 787,846 Investor shares, representing net assets of $14,198,125 (including $787,393 net unrealized depreciation on investments) were issued to shareholders of Hamilton Enhanced Income Fund shareholders in the exchange.The exchange was a tax-free event to shareholders. Enhanced Income Fund is the accounting survivor and its historical performance is presented for periods through September 12, 2008.

18

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the funds’ shares, which are sold to the public without a sales charge.The fund is authorized to issue 50 million shares of $.001 Common Stock in each of the following classes of shares: Institutional and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of December 31, 2008, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 5,714 Investor shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations: expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and the asked price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an author-

20

itative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the fund’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	1,083,000	0
Level 2—Other Significant
Observable Inputs	7,851,429	0
Level 3—Significant
Unobservable Inputs	0	0
Total	8,934,429	0

†	Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument and written options contracts which are shown at value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Concentration of risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

22

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $8,267,615 and unrealized depreciation $1,279,688.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied $205,618 of the carryover expires in fiscal 2011, $1,689,718 expires in fiscal 2012, $2,085,448 expires in fiscal 2013, $482,656 expires in fiscal 2014, $45,761 expires in fiscal 2015 and $3,758,414 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $848,223 and $4,094,174, respectively.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums and paydown gains and losses, the fund increased accumulated undistributed investment income-net by $6,558, increased accumulated net realized gain (loss) on investments by $3,795 and decreased paid in capital by $10,353. Net assets and net asset value per share were not affected by this reclassification.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Line of Credit:

Effective October 15, 2008, the fund participates with other Dreyfus managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2008, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with the Manager, the management fee is computed at an annual rate of .17% of the value of the fund’s average daily net assets and is payable monthly. Prior to September 12, 2008,The Bank of NewYork (the “Advisor”) was the advisor for Enhanced Income Fund.The Advisor's fee was based on the value of Enhanced Income Fund’s average daily net assets and was computed at the following annual rates .10% of the first $2 billion, .095% of the next $3 billion, .09% of the next $5 billion and .085% in excess of $10 billion. The fee was payable monthly. During the period ended December 31, 2008, the Advisor and Manager earned $18,413 and $5,692, respectively.

Dreyfus has contractually agreed, through September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of the Institutional shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .37%.

Dreyfus has agreed from September 24, 2008 through May 1, 2009, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of the Investor shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses and shareholder services fees) do not exceed .65%.

24

The expense reimbursement, pursuant to the undertakings, amounted to $95,591 during the period ended December 31, 2008.

The Bank of New York Mellon served as Administrator to Enhanced Income Fund pursuant to an Administration Agreement. The Administrator received from Enhanced Income Fund a monthly fee equal to an annual rate of .07% of the average daily net assets of Enhanced Income Fund.The administration fee amounted to $12,889 for the period ended September 12, 2008.This agreement was terminated as of the close of business on September 12, 2008, due to the reorganization.

(b) Under the prior Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class A shares paid BNY Hamilton Distributors Inc. for distributing their shares at an annual rate of .25% of the value of the average daily net assets of Class A. During the period January 1, 2008 through September 12, 2008, Class A shares were charged $2,823.This agreement was terminated as of the close of business on September 12, 2008.

(c) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2008, Investor shares were charged $114, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

fund. During the period ended December 31, 2008, the fund was charged $4,775 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2008, the fund was charged $36 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2008, the fund was charged $7,175 pursuant to the custody agreement.

During the period ended December 31, 2008, the fund was charged $1,197 for services performed by the Chief Compliance Officer.

The components of “Due fromThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: an expense reimbursement of $11,162, which is offset by management fees $1,330, shareholder services plan fees $5, custodian fees $2,819, chief compliance officer fees $1,197 and transfer agency per account fees $4,407.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 2008, amounted to $11,036,126 and $38,049,242, respectively.

26

At December 31, 2008, the cost of investments for federal income tax purposes was $10,214,117; accordingly, accumulated net unrealized depreciation on investments was $1,279,688, consisting of $12,726 gross unrealized appreciation and $1,292,414 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Enhanced Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Enhanced Income Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of December 31, 2008, and the related statements of operations and changes in net assets for the year then ended and financial highlights for the year then ended and for the year ended December 31,2004.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2007 and the financial highlights for the years ended December 31, 2007, 2006 and 2005 were audited by other auditors whose report dated February 28, 2008, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Dreyfus Enhanced Income Fund at December 31, 2008, the results of its operations and the changes in its net assets for the year then ended and the financial highlights for the year then ended and for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

28

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended December 31, 2008 as qualifying “interest related dividends”.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At the March 18, 2008, Board meeting, the Board members established the Fund as a separate series of Dreyfus Premier Investment Funds, Inc. (the “Company”), and authorized the Company, on behalf of the Fund, to enter into an agreement and plan of reorganization to acquire all of the assets and liabilities of BNY Hamilton Enhanced Income Fund (the “BNY Fund”) in a tax-free reorganization in exchange for shares of the Fund and the assumption by the Fund of the BNY Fund’s stated liabilities. The Fund was established solely for the purpose of effecting the BNY Fund’s reorganization and, as a result, the Fund adopted the same or substantially similar investment objective and policies as the BNY Fund and expected to inherit the performance and financial records of the BNY Fund.

At the meeting, the Board considered the approval of, with respect to the Fund, the management agreement, between the Company and Dreyfus (the “Agreement”) through July 30, 2010.The Board members who are not “interested persons” (as defined in the Act) of the Company were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services To Be Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services to be provided to the Fund pursuant to the Agreement. The Board members also referenced information provided and discussed at the meeting regarding the fund’s distribution of accounts, the relationships Dreyfus has with various intermediaries and the different needs of each, the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus provides oversight of day-to-day fund operations, including fund accounting and administration

30

and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee, and Expense Ratio. As the Fund had not yet commenced operations, the Board members were not able to review the Fund’s performance. The Board was advised, however, that the Fund was expected to inherit the BNY Fund’s performance record upon the closing of the reorganization. The Board members received a presentation from Dreyfus that described, among other matters, the BNY Fund’s average annual total returns for the various periods ended December 31, 2007. The Board discussed with the Dreyfus representatives the Fund’s investment objective and policies and portfolio management team, and noted that the team responsible for managing the BNY Fund will continue to manage the Fund.

The Board members reviewed the Fund’s proposed management fee and estimated expense ratio, and reviewed the range of management fees and expense ratios of the funds in the Lipper Ultra Short Obligations Funds category, the average and median management fees of the funds in that Lipper category and management fees of a subset of those funds.

The Board also noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Fund’s Institutional and Investor shares so that the direct expenses of the Institutional and Investor shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.37% and 0.62%, respectively.This expense undertaking will continue in effect for the Fund’s Institutional shares for at least two years after the reorganization of the BNY Fund, and for the Fund’s Investor shares until such Investor shares received by holders of Class A shares of the BNY Fund are converted to Institutional shares of the Fund.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the Fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to the Similar Accounts as compared to the Fund.The Dreyfus representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and its affiliates by the Similar Accounts and discussed the relationship of the advisory fee to be paid in light of the services to be provided by Dreyfus.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus, to evaluate the appropriateness and reasonableness of the Fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services to be provided.

Analysis of Profitability and Economies of Scale. As the Fund had not yet commenced operations, Dreyfus’ representatives were not able to review the dollar amount of expenses allocated and profit received by Dreyfus. The Board members were presented with a schedule of the estimated profitability of the Fund prepared by Dreyfus. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the unlikelihood of soft dollar arrangements in the future with respect to trading the Fund’s portfolio. The Board also considered whether the Fund would be able to participate in any economies of scale that Dreyfus may experience in the event that the Fund attracts a large amount of assets.The Board members noted the uncertainty of the estimated asset levels, and discussed the renewal requirements for advisory agreements and their ability to review the management fee annually after an initial term of the Agreement.

32

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by Dreyfus are adequate and appropriate.
  The Board concluded that the fee to be paid by the Fund to Dreyfus was reasonable, in light of the services to be provided, comparative expense and advisory fee information, and benefits anticipated to be derived by Dreyfus from its relationship with the Fund.
  The Board determined that because the Fund had not commenced investment operations, economies of scale were not a factor and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the Agreement was in the best interests of the Fund.

The Fund 33

NOTES

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Important Tax Information
35	Information About the Review and Approval
of the Fund’s Management Agreement
39	Board Members Information
42	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Global Real Estate
Securities Fund

A LETTER FROM THE CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Global Real Estate Securities Fund, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the world’s financial markets. A credit crunch that began in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs. After several years of strong relative returns, international stocks generally declined more sharply than their U.S. counterparts.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them. That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk. As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation January 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by Peter Zabierek, Dean Frankel and Todd Briddell, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Global Real Estate Securities Fund’s Class A shares achieved a total return of –43.60% and Class I shares returned –43.38% ..1 In comparison, the FTSE EPRA/NAREIT Global Real Estate Securities Index (the “Index”), the fund’s benchmark, achieved a total return of –47.72% for the same period.2 For the period of September 13, 2008, through December 31, 2008, Class C shares returned –34.92%, and Class T shares returned –34.94% .1 In comparison, for that period, the Index returned –38.20% .2 The fund’s outperformance of the Index is attributable to our conservative positioning of the portfolio in a very volatile period for real estate, and our individual security selection in keeping with that positioning.Although we can’t say we predicted the full depth of the industry’s troubles, in 2007 we saw what we considered to be clear signs of more difficult conditions ahead. This led us to move away from more speculative names with large development pipelines and highly-levered private funds, and toward more conservative positions in well-managed companies.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income. To pursue this goal, the fund normally invests at least 80% of its assets in publicly traded equity securities of companies principally engaged in the real estate sector. The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments. Under normal conditions, the fund expects to invest at least 40% of its assets in companies whose principal place of business is located outside the United States, and will invest in at least 10 different countries (including the United States). Although the fund invests primarily in developed markets, it also may invest in equity securities of companies located in emerging markets, and may invest in equity securities of companies of any market capitalization, including smaller companies.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

In selecting investments for the fund’s portfolio, we use a proprietary approach to quantify investment opportunity both from a real estate and stock perspective. We combine a bottom-up real estate research with a Relative Value Model that includes regular and direct contact with the companies in the fund’s investable universe. These research efforts are supported by extensive sell side and independent research.

Economic Difficulties Were Far-Reaching

The dark cloud that followed the global real estate market in 2008 was the same one that followed every market — and that was the global credit crunch.There were very few corners of the world that were able to avoid the crisis this year.The real estate markets were hit by a bit of a double whammy. First, the credit crunch created recessionary conditions around the world, and as usual, weaker economies reduced demand for residential, commercial, and industrial real estate. Second, banks’ tightening of credit sapped liquidity from the market and made it difficult to buy and to sell commercial real estate properties. So at the same time revenues were going down, it became more difficult to create value through buying and selling properties.

In this environment, we sought out reliable, income-producing securities that weren’t taking a lot of risk with building new projects. Specifically, we looked for companies that had relatively low levels of debt, access to capital, and established management teams with a record of success. This approach served us relatively well during this past year, not only because of the companies it led us to buy, but also those it led us not to buy; we were able to avoid a number of stocks in the benchmark that fell precipitously during the year.

A Variety of Positions Benefited the Fund

One of the stocks that performed well for the fund was Unibail-Redamco, a French company. Although this company posted a double-digit loss for the year, its losses were far less than the market’s. Unibail had a very large development pipeline, but was among the first to realize that development risk was mounting. Thus, while many of its competitors moved forward with development pipelines and then had trouble leasing them up, Unibail actually put a lot of its development sites on hold. Another solid performer was U.S.-based Public Storage, which was up 12%.The company has almost no debt. In addition, because many people use storage facilities during times of economic dislocation —when they may need to move unexpectedly or downsize their home, for example — demand for these facilities can actually perform well when the economy weakens.

The strongest-performing global market in 2008 was Switzerland, which posted a mild single-digit decline. Our overweighting in this country helped our relative performance.The country has a very strong banking system and operates outside the Eurozone, which gives it control of its own monetary policy.The commercial real estate market in Switzerland didn’t rise up as steeply as many of its peers around the world early in the decade, so it hasn’t had as far to fall during the recent contraction.

One of our weakest markets, relative to the benchmark, was Canada. In hindsight, we probably weren’t conservative enough with our positioning in this market. It’s hard to pick two bigger stories this year — the wind coming out of energy’s sails and the fall of the auto industries —and Canada has been hit hard by both of them. The economy in the western part of the country is largely tied to the price of oil, which stumbled in the year’s second half, while the economy in the eastern part of the country is exposed to the automotive industry, which of course struggled mightily throughout the year.

Our Outlook for the Year Ahead

We anticipate some difficult months to come, but we believe we are closer to the bottom than the top in terms of valuations.With this market down so steeply in 2008, we are seeing what we believe to be some compelling valuations. In various parts of the world, many stocks are trading at a 40% to 50% discount to their net asset value, with cash-flow multiples at or near all-time lows and dividend yields at or near all-time highs. In short, we see opportunity for high-quality real estate in major institutional markets.

January 15, 2009

1	The total return figures presented for Class A and I shares of the fund reflect the performance of BNY Hamilton Global Real Estate Securities Fund’s (the “predecessor fund”) Class A shares and Institutional shares, respectively, prior to 9/13/08. Performance for each share class includes returns for the predecessor fund (Class A and Class I only) and the current maximum sales load, and reflects current distribution and servicing fees in effect only since the reorganization date.

Investors should consider, when deciding whether to purchase a particular class of shares, the investment amount, anticipated holding period and other relevant factors. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect for Classes A, C, and T through May 1, 2009, and in effect for Class I through September 30, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: BLOOMBERG — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The FTSE European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Global Real Estate Securities Index is an unmanaged index designed to track the performance of listed real estate companies and REITs worldwide.

The Fund 5

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A and Class I shares of Dreyfus Global Real Estate Securities Fund on 12/29/06 (inception date) to a $10,000 investment made in the FTSE EPRA/NAREIT Global Real Estate Index (the “Index”) on that date. For comparative purposes, the value of the Index on 12/31/06 is used the beginning value on 12/29/06. All dividends and capital gain distributions are reinvested.

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton Global Real Estate Securities Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to Dreyfus Global Real Estate Securities Fund in a tax-free reorganization.The predecessor fund has the same investment objective, policies, guidelines and restrictions as Dreyfus Global Real Estate Securities Fund.The performance of the fund’s Class A, Class C, Class I and Class T shares represent the performance of the predecessor fund’s Class A and Institutional shares prior to the commencement of operations for Dreyfus Global Real Estate Securities Fund and the performance of Dreyfus Global Real Estate Securities Fund’s Class A, Class C, Class I and Class T shares thereafter.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is an unmanaged market-capitalization weighted index designed to measure the performance of exchange-listed real estate companies and REITs worldwide. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/08

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	12/29/06	(46.83)%	(29.94)%
without sales charge	12/29/06	(43.60)%	(27.85)%
Class C shares
with applicable redemption charge †	09/13/08	(44.16)%††	(27.85)%††
without redemption	09/13/08	(43.60)%††	(27.85)%††
Class I shares	12/29/06	(43.38)%	(27.64)%
Class T shares
with applicable sales charge (4.5%)	09/13/08	(46.18)%††	(29.49)%††
without sales charge	09/13/08	(43.62)%††	(27.86)%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
  The total return performance figures presented for Class C and Class T shares of the fund reflect the performance of the predecessor fund’s Class A and Institutional shares for periods prior to 09/13/08 (the inception date for Class C and Class T shares), adjusted to reflect the fund’s applicable sales loads for those class shares and the applicable distribution/servicing fees thereafter.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Real Estate Securities Fund from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008†

	Class A	Class C	Class I	Class T

Expenses paid per $1,000††	$5.37	$ 5.83	$ 4.76	$ 4.59
Ending value (after expenses)	$644.60	$650.80	$646.30	$650.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Class A	Class C	Class I	Class T

Expenses paid per $1,000††††	$ 6.60	$ 11.89	$ 5.84	$ 9.37
Ending value (after expenses)	$1,018.60	$1,013.32	$1,019.36	$1,015.84

† From September 13, 2008 (commencement of initial offering) to December 31, 2008 for Class C and Class T shares.

  Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A shares and 1.15% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period), and 2.35% for Class C and 1.85% for Class T, multiplied by the average account value over the period, multiplied by 110/366 (to reflect the actual days in the period).
  Please note that while Class C and Class T shares commenced initial offering on September 13, 2008, the Hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability.This projection assumes that annualized expense ratios were in effect during the period July 1, 2008 to December 31, 2008.
  Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.35% for Class C, 1.15% for Class I and 1.85% for Class T, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—96.0%	Shares	Value ($)

Australia—8.6%
CFS Retail Property Trust	873,490	1,145,751
ING Office Fund	382,260	218,622
Stockland	99,200	287,031
Westfield Group	271,090	2,497,745
		4,149,149
Canada—2.9%
Allied Properties Real Estate Investment Trust	10,890	109,826
Boardwalk Real Estate Investment Trust	9,810	203,113
Dundee Real Estate Investment Trust	12,610	128,705
RioCan Real Estate Investment Trust	84,580	935,895
		1,377,539
Finland—.5%
Citycon	113,170	264,284
France—5.6%
Klepierre	6,880	167,362
Unibail-Rodamco	17,120	2,534,445
		2,701,807
Hong Kong—12.2%
Champion REIT	477,000	128,484
China Overseas Land & Investment	264,000	371,123
China Resources Land	401,000	496,463
Hang Lung Properties	366,000	802,856
Henderson Land Development	170,000	635,061
Hongkong Land Holdings	68,000	170,365
Link REIT	637,500	1,059,709
New World Development	256,000	261,540
Sun Hung Kai Properties	238,000	2,001,196
		5,926,797
Japan—15.4%
Japan Real Estate Investment	83	745,950
Japan Retail Fund Investment	73	316,506
Mitsubishi Estate	137,000	2,259,295

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Mitsui Fudosan	142,000	2,359,746
Nippon Building Fund	95	1,042,709
Sumitomo Realty & Development	49,000	730,054
		7,454,260
Netherlands—1.9%
Corio	12,470	570,112
Wereldhave	4,110	359,925
		930,037
Singapore—2.6%
Ascendas Real Estate Investment Trust	454,000	439,190
CapitaLand	206,000	452,579
CapitaMall Trust	305,000	339,589
		1,231,358
Sweden—.9%
Castellum	54,000	414,836
Switzerland—1.4%
PSP Swiss Property	13,310	659,029
United Kingdom—5.3%
British Land	86,910	688,502
Great Portland Estates	51,670	193,151
Hammerson	60,580	465,980
Land Securities Group	40,910	541,718
Liberty International	41,850	287,612
Segro	104,950	372,704
		2,549,667
United States—38.7%
Alexandria Real Estate Equities	5,520	333,077
AMB Property	11,100	259,962
American Tower, Cl. A	16,840 [a]	493,749
AvalonBay Communities	10,650	645,177
Boston Properties	15,960	877,800

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Brandywine Realty Trust	41,620	320,890
BRE Properties	19,520	546,170
Camden Property Trust	8,630	270,464
Digital Realty Trust	11,790	387,302
Equity Lifestyles Properties	9,050	347,158
Equity Residential	23,140	690,035
Essex Property Trust	320	24,560
Federal Realty Investment Trust	10,910	677,293
Healthcare Realty Trust	21,160	496,837
Home Properties	7,700	312,620
HRPT Properties Trust	128,140	431,832
Kilroy Realty	21,410	716,379
Kimco Realty	28,560	522,077
Mack-Cali Realty	20,870	511,315
National Retail Properties	60,670	1,042,917
Nationwide Health Properties	35,850	1,029,612
ProLogis	30,150	418,783
Public Storage	13,720	1,090,740
Regency Centers	8,630	403,021
Senior Housing Properties Trust	23,260	416,819
Simon Property Group	27,750	1,474,357
SL Green Realty	13,310	344,729
Starwood Hotels & Resorts Worldwide	39,510	707,229
Taubman Centers	23,640	601,874
UDR	30,560	421,422
Ventas	32,340	1,085,654
Vornado Realty Trust	13,190	796,016
		18,697,870
Total Common Stocks
(cost $73,133,019)		46,356,633

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—3.1%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $1,505,000)			1,505,000 [b]	1,505,000

Total Investments (cost $74,638,019)			99.1%	47,861,633

Cash and Receivables (Net)			.9%	417,734

Net Assets			100.0%	48,279,367

REIT—Real Estate Investment Trust.
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)			Value (%)

Diversified REIT		28.5	Money Market Investment	3.1
Retail		19.7	Freestanding	2.2
Office		13.1	Real Estate Services	2.1
Health Care		6.3	Specialty	1.8
Self Storage		5.9	Industrial	1.4
Shopping Centers		5.7	Residential	.4
Multifamily		4.6
Regional Malls		4.3		99.1

†	Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			73,133,019	46,356,633
Affiliated issuers			1,505,000	1,505,000
Cash denominated in foreign currencies			1,942	2,000
Receivable for investment securities sold				756,715
Dividends and interest receivable				344,213
Receivable for shares of Common Stock subscribed				70,752
Prepaid expenses				22,226
				49,057,539

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				53,583
Cash overdraft due to Custodian				407,659
Payable for shares of Common Stock redeemed				286,839
Interest payable—Note 2				42
Accrued expenses				30,049
				778,172

Net Assets ($)				48,279,367

Composition of Net Assets ($):
Paid-in capital				93,357,378
Accumulated undistributed investment income—net				13,934
Accumulated net realized gain (loss) on investments				(18,316,327)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				(26,775,618)

Net Assets ($)				48,279,367

Net Asset Value Per Share
	Class A	Class C	Class I	Class T

Net Assets ($)	11,844	6,456	48,254,612	6,455
Shares Outstanding	2,360	1,285	9,607,937	1,285

Net Asset Value Per Share ($)	5.02	5.02	5.02	5.02

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $173,677 foreign taxes withheld at source):
Unaffiliated issuers	1,959,973
Affiliated issuers	2,111
Interest	38,802
Total Income	2,000,886
Expenses:
Management fee—Note 3(a)	512,386
Administration fee—Note 3(a)	42,038
Shareholder servicing costs—Note 3(c)	43,097
Registration fees	34,857
Custodian fees—Note 3(c)	28,032
Professional fees	17,626
Directors’ fees and expenses—Note 3(d)	16,636
Prospectus and shareholders’ reports	4,578
Distribution fees—Note 3(b)	107
Interest expense—Note 2	42
Miscellaneous	24,993
Total Expenses	724,392
Less—reduction in expenses due to undertakings—Note 3(a)	(30,528)
Less—reduction in fees due to earnings credits—Note 1(c)	(124)
Net Expenses	693,740
Investment Income—Net	1,307,146

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(16,388,531)
Net realized gain (loss) on forward currency exchange contracts	(44,192)
Net Realized Gain (Loss)	(16,432,723)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(20,323,628)
Net Realized and Unrealized Gain (Loss) on Investments	(36,756,351)
Net (Decrease) in Net Assets Resulting from Operations	(35,449,205)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008[a,b]	2007[b]

Operations ($):
Investment income—net	1,307,146	808,255
Net realized gain (loss) on investments	(16,432,723)	(1,925,134)
Net unrealized appreciation
(depreciation) on investments	(20,323,628)	(6,451,990)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(35,449,205)	(7,568,869)

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(426)	(894)
Class C Shares	(41)	—
Class I Shares	(1,032,336)	(970,821)
Class T Shares	(51)	—
Total Dividends	(1,032,854)	(971,175)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	17,982	58,506
Class C Shares	10,000	—
Class I Shares	111,346,944	73,622,329
Class T Shares	10,000	—
Dividends reinvested:
Class A Shares	371	886
Class I Shares	242,508	241,453
Cost of shares redeemed:
Class A Shares	(42,657)	—
Class I Shares	(78,015,421)	(14,191,441)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	33,569,727	59,731,733
Total Increase (Decrease) in Net Assets	(2,912,332)	51,191,689

Net Assets ($):
Beginning of Period	51,191,699	10
End of Period	48,279,367	51,191,699
Undistributed (distributions in excess of)
investment income—net	13,934	(170,885)

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2008[a,b]	2007[b]

Capital Share Transactions:
Class A
Shares sold	2,352	6,088
Shares issued for dividends reinvested	50	95
Shares redeemed	(5,757)	(468)
Net Increase (Decrease) in Shares Outstanding	(3,355)	5,715

Class C
Shares sold	1,285	—

Class I
Shares sold	14,329,983	7,096,151
Shares issued for dividends reinvested	40,251	25,584
Shares redeemed	(10,418,141)	(1,465,892)
Net Increase (Decrease) in Shares Outstanding	3,952,093	5,655,843

Class T
Shares sold	1,285	—

a	The fund commenced offering four classes of shares on the close of business September 12, 2008.The existing shares were redesignated and the fund added Class C and Class T shares.

b	Represents information for the fund’s predecessor, BNY Hamilton Global Real Estate Securities Fund, through September 12, 2008.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Class A and Class I shares represents the financial highlights of the Class A and Institutional shares, respectively, of the fund’s predecessor, BNY Hamilton Global Real Estate Securities Fund (“Hamilton Global Real Estate Securities Fund”), before the fund commenced operations as of the close of business on September 12, 2008, and represents the performance of the fund’s Class A and Class I shares thereafter. Before the fund commenced operations, all of the assets of the Hamilton Global Real Estate Securities Fund were transferred to the fund in exchange for Class A and Class I shares of the fund in a tax-free reorganization.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

	Year Ended December 31,

Class A Shares†	2008	2007	2006[a]

Per Share Data ($):
Net asset value, beginning of period	9.04	10.00	10.00
Investment Operations:
Investment income—net[b]	.16	.18	—
Net realized and unrealized
gain (loss) on investments	(4.08)	(.97)	—
Total from Investment Operations	(3.92)	(.79)	—
Distributions:
Dividends from investment income—net	(.10)	(.17)	—
Net asset value, end of period	5.02	9.04	10.00

Total Return (%)[c]	(43.60)	(8.00)	—

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.62	1.58	—
Ratio of net expenses to average net assets	1.41	1.50	—
Ratio of net investment income
to average net assets	1.83	1.87	—
Portfolio Turnover Rate	79	73	—

Net Assets, end of period ($ x 1,000)	12	52	—[d]

  Represents information for Class A shares of the fund’s predecessor, Hamilton Global Real Estate Securities Fund, through September 12, 2008.
a	From December 29, 2006 (commencement of operations) to December 31, 2006.

b	Based on average shares outstanding at each month end.

c	Exclusive of sales charge.

d	Amount represents less than $1,000.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Year Ended
Class C Shares	December 31, 2008[a]

Per Share Data ($):
Net asset value, beginning of period	7.78
Investment Operations:
Investment income—net[b]	.01
Net realized and unrealized
gain (loss) on investments	(2.74)
Total from Investment Operations	(2.73)
Distributions:
Dividends from investment income—net	(.03)
Net asset value, end of period	5.02

Total Return (%)[c]	(34.92)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.46[e]
Ratio of net expenses to average net assets	2.35[e]
Ratio of net investment income to average net assets	.67[e]
Portfolio Turnover Rate	79

Net Assets, end of period ($ x 1,000)	6

a	From September 13, 2008 (commencement of initial offering) to December 31, 2008.

b	Based on average shares outstanding at each month end.

c	Exclusive of sales charge.

d	Not annualized.

e	Annualized.

See notes to financial statements.

	Year Ended December 31,

Class I Shares†	2008	2007	2006[a]

Per Share Data ($):
Net asset value, beginning of period	9.04	10.00	10.00
Investment Operations:
Investment income—net[b]	.16	.20	—
Net realized and unrealized
gain (loss) on investments	(4.06)	(.98)	—
Total from Investment Operations	(3.90)	(.78)	—
Distributions:
Dividends from investment income—net	(.12)	(.18)	—
Net asset value, end of period	5.02	9.04	10.00

Total Return (%)	(43.38)	(7.83)	—

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.24	1.34	—
Ratio of net expenses to average net assets	1.19	1.25	—
Ratio of net investment income
to average net assets	2.24	1.97	—
Portfolio Turnover Rate	79	73	—

Net Assets, end of period ($ x 1,000)	48,255	51,140	—[c]

  Represents information for Institutional shares of the fund’s predecessor, Hamilton Global Real Estate Securities Fund, through September 12, 2008.
a	From December 29, 2006 (commencement of operations) to December 31, 2006.

b	Based on average shares outstanding at each month end.

c	Amount represents less than $1,000.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

Year Ended
Class T Shares	December 31, 2008[a]

Per Share Data ($):
Net asset value, beginning of period	7.78
Investment Operations:
Investment income—net[b]	.02
Net realized and unrealized
gain (loss) on investments	(2.74)
Total from Investment Operations	(2.72)
Distributions:
Dividends from investment income—net	(.04)
Net asset value, end of period	5.02

Total Return (%)[c]	(34.94)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96[e]
Ratio of net expenses to average net assets	1.85[e]
Ratio of net investment income
to average net assets	1.18[e]
Portfolio Turnover Rate	79

Net Assets, end of period ($ x 1,000)	6

a	From September 13, 2008 (commencement of initial offering) to December 31, 2008.

b	Based on average shares outstanding at each month end.

c	Exclusive of sales charge.

d	Not annualized.

e	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Real Estate Securities Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Urdang Securities Management, Inc. (“Urdang”) serves as the fund’s sub-investment advisor. Urdang is a wholly-owned subsidiary of The Bank of New York Mellon.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Hamilton Global Real Estate Securities Fund, a series of BNY Hamilton Funds, were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value. Shareholders of Class A and Institutional shares of Hamilton Global Real Estate Securities Fund received Class A and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Hamilton Global Real Estate Securities Fund at the time of the exchange. On the date of the exchange, the fund created Class C and ClassT shares.The net asset value of the fund’s shares on the close of business September 12, 2008, after the reorganization was $7.78 for Class A shares and $7.78 for Class I shares, and a total of 5,755 Class A shares and 9,743,745 Class I shares, representing net assets of $75,876,874 (including $10,062,244 net unrealized depreciation on investments) were issued to shareholders of Hamilton Global Real Estate Securities Fund shareholders in the exchange.The exchange was a tax-free event to shareholders of the fund. Hamilton Global Real Estate Securities Fund is the accounting survivor and its historical performance is presented for periods through September 12, 2008.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

At a meeting of the Board of Directors held on July 10, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Global Real Estate Securities Fund” to “Dreyfus Global Real Estate Securities Fund.”

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class T and 100 million shares of $.001 par value Common Stock of Class I. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Effective December 3, 2008, investments for new accounts were no longer permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restric-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

tions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the fund’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	29,100,069	0
Level 2—Other Significant
Observable Inputs	18,761,564	0
Level 3—Significant
Unobservable Inputs	0	0
Total	47,861,633	0

  Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and written options contracts which are shown at value.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $175,004,

accumulated capital losses $9,463,089 and unrealized depreciation $30,647,353. In addition, the fund had $5,142,573 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, $561,698 of the carryover expires in fiscal 2015 and $8,901,391 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $1,032,854 and $971,175, respectively.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and passive foreign investment companies, the fund decreased accumulated undistributed investment income-net by $89,473, increased accumulated net realized gain (loss) on investments by $33,565 and increased paid-in capital by $55,908. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Effective October 15, 2008, the fund participates with other Dreyfus managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2008, was approximately $3,000 with a related weighted average annualized interest rate of 1.39% .

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with Dreyfus, the management fee is computed at an annual rate of .95% of the value of the fund’s average daily net assets and is payable monthly. Prior to September 13, 2008, The Bank of New York (the “Advisor”) was the advisor for Hamilton Global Real Estate Securities Fund.The Advisor’s fee was computed at an annual rate of .85% of the value of Hamilton Global Real Estate Securities Fund’s average daily net assets and was payable monthly. During the period ended December 31, 2008, the Advisor and Manager earned $357,575 and $154,811, respectively.

Dreyfus has contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.20% .

Dreyfus has agreed, from September 24, 2008 through May 1, 2009, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses, shareholder services fees and Rule 12b-1 fees) do not exceed 1.35% .

Dreyfus has agreed, until May 1, 2009, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class C and Class T (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses, shareholder service fees and Rule 12b-1 fees) do not exceed 1.35% .

The reduction in expenses, pursuant to the undertakings, amounted to $30,528 during the period ended December 31, 2008.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Urdang, Dreyfus pays Urdang a monthly fee at an annual rate of .46% of the value of the fund’s average daily net assets.

The Bank of New York Mellon served as Administrator to Hamilton Global Real Estate Securities Fund pursuant to an Administration Agreement. The Administrator received from Hamilton Global Real Estate Securities Fund a monthly fee equal to an annual rate of .10% of the value of the average daily net assets of Hamilton Global Real Estate Securities Fund.The administration fees amounted to $42,038 for the period ended September 12, 2008.This agreement was terminated as of the close of business on September 12, 2008, due to the reorganization.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% and .25% of the value of their respective average daily net assets. During the period September 13, 2008 through December 31, 2008, Class C and Class T shares were charged $16 and $5, respectively, pursuant to the Plan.

Under the prior Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class A shares paid BNY Hamilton Distributors, Inc. for distributing their shares at an annual rate of .25% of the value of the average daily net assets of Class A. During the period January 1, 2008 through September 12, 2008, Class A shares were charged $86. This agreement was terminated as of the close of business on September 12, 2008.

(c) Under the Shareholder Services Plan, Class A, Class C and Class T shares pay the Distributor at an annual rate of ..25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period September 13, 2008 through December 31, 2008,

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Class A, Class C and Class T shares were charged $13, $5, and $5, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period September 13, 2008 through December 31, 2008, the fund was charged $8,705 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2008, the fund was charged $13 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2008, the fund was charged $28,032 pursuant to the custody agreement.

During the period ended December 31, 2008, the fund was charged $1,197 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $38,349, Rule 12b-1 distribution plan fees $5, shareholder services plan fees $5, custodian fees $9,889, chief compliance officer fees $1,197 and transfer agency per account fees $4,138.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2008, amounted to $78,439,645 and $44,523,390, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2008, there were no open forward currency exchange contracts outstanding.

At December 31, 2008, the cost of investments for federal income tax purposes was $78,509,754; accordingly, accumulated net unrealized depreciation on investments was $30,648,121, consisting of $162,426 gross unrealized appreciation and $30,810,547 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule currently in effect for Class T shares. Otherwise, all other Class A share attributes will be in effect.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Global Real Estate Securities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Global Real Estate Securities Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of December 31, 2008, and the related statements of operations and changes in net assets for the year then ended and financial highlights for the year then ended and for the year ended December 31,2004.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The statement of changes in net assets for the year ended December 31,2007 and the financial highlights for the years ended December 31, 2007, 2006 and 2005 were audited by other auditors whose report dated February 28, 2008, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Dreyfus Global Real Estate Securities Fund at December 31, 2008, and the results of its operations and the changes in its net assets for the year then ended, and the financial highlights for the year then ended and for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2009

The Fund 33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $99,452 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At the March 18, 2008, Board meeting, the Board members established the Fund as a separate series of Dreyfus Premier Investment Funds, Inc. (the “Company”), and authorized the Company, on behalf of the Fund, to enter into an agreement and plan of reorganization to acquire all of the assets and liabilities of BNY Hamilton Global Real Estate Securities Fund (the “BNY Fund”) in a tax-free reorganization in exchange for shares of the Fund and the assumption by the Fund of the BNY Fund’s stated liabilities.The Fund was established solely for the purpose of effecting the BNY Fund’s reorganization and, as a result, the Fund adopted the same or substantially similar investment objective and policies as the BNY Fund and expected to inherit the performance and financial records of the BNY Fund.

At the meeting, the Board considered the approval of, with respect to the Fund, the management agreement, between the Company and Dreyfus, and a sub-investment advisory agreement between Dreyfus and Urdang Securities Management, Inc. (the “Sub-Adviser”) (together, the “Agreements”) through July 30, 2010.The Board members who are not “interested persons” (as defined in the Act) of the Company were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services To Be Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services to be provided to the Fund pursuant to the Agreements. The Board members also referenced information provided and discussed at the meeting regarding the funds’ distribution of accounts, the relationships Dreyfus has with various intermediaries and the different needs of each, the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also considered Dreyfus’ and the Sub-Adviser’s research and portfolio management capabilities and that Dreyfus provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure, as well as Dreyfus’ supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance, Management Fee, and Expense Ratio. As the Fund had not yet commenced operations, the Board members were not able to review the Fund’s performance. The Board was advised, however, that the Fund was expected to inherit the BNY Fund’s performance record upon the closing of the reorganization. The Board members received a presentation from Dreyfus that described, among other matters, the BNY Fund’s average annual total returns for the various periods ended December 31, 2007. The Board discussed with the Dreyfus representatives the Fund’s investment objective and policies and portfolio management team, and noted that the team responsible for managing the BNY Fund will continue to manage the Fund.

The Board members reviewed the Fund’s proposed management fee and estimated expense ratio, and reviewed the range of management fees and expense ratios of the funds in the Lipper Real Estate Funds category, the average and median management fees of the funds in that Lipper category and management fees of a subset of those funds.

The Board also noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Fund’s Class I and Class A shares so that the direct expenses of the Class I and Class A shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.20% and 1.45%, respectively. This expense undertaking will continue in effect for the Fund’s Class I shares for at least two years after the reorganization of the BNY Fund, and for the Fund’s Class A shares until such Class A shares received by holders of Class A shares of the BNY Fund are converted to Class I shares of the Fund.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the Fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ and the Sub-Adviser’s perspective, as applicable, in providing services to the Similar Accounts as compared to the Fund. The Dreyfus representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and its affiliates by the Similar Accounts and discussed the relationship of the advisory fee to be paid in light of the services to be provided by Dreyfus and the Sub-Adviser. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus or the Sub-Adviser, as applicable, to evaluate the appropriateness and reasonableness of the Fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services to be provided.

Analysis of Profitability and Economies of Scale. As the Fund had not yet commenced operations, Dreyfus’ representatives were not able to review the dollar amount of expenses allocated and profit received by Dreyfus. [The Board members were presented with a schedule of the estimated profitability of the Fund prepared by Dreyfus.] The Board members also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the unlikelihood of soft dollar arrangements in the future with respect to trading the Fund’s portfolio.The Board also considered whether the Fund would be able to participate in any economies of scale that Dreyfus may experience in the event that the Fund attracts a large amount of assets.The Board members noted the uncertainty of the estimated asset levels, and discussed the renewal requirements for advisory agreements and their ability to review the management fee annually after an initial term of the Agreements.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by Dreyfus and the Sub-Adviser are adequate and appropriate.
  The Board concluded that the fee to be paid by the Fund to Dreyfus was reasonable, in light of the services to be provided, comparative expense and advisory fee information, and benefits anticipated to be derived by each of Dreyfus and the Sub-Adviser from its relation- ship with the Fund, and that, the fee to be paid by Dreyfus to the Sub-Adviser is reasonable and appropriate.
  The Board determined that because the Fund had not commenced investment operations, economies of scale were not a factor and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the Agreements was in the best interests of the Fund.

NOTES

For More Information

Dreyfus
Global Real Estate
Securities Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Urdang Securities Management, Inc.
630 West Germantown Pike
Suite 300
Plymouth Meeting, PA 19462

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DRLAX Class C: DGBCX Class I: DRLIX

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

6593AR1208

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Important Tax Information
35	Information About the Review and Approval
of the Fund’s Management Agreement
39	Board Members Information
42	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Large Cap Equity Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Large Cap Equity Fund, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market.A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them.That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk.As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation January 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by Irene O’Neill, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Large Cap Equity Fund’s Class A shares produced a total return of –47.50%, Class C shares returned –45.96%, Class I shares returned –45.91%, and Class T shares returned –45.89% .1 In comparison, the broad-based S&P 500® Index (the “Index”), the fund’s benchmark, achieved a total return of –37.00. 2 The fund’s underperformance relative to the Index was the result of both individual security selection and sector allocation. Specifically, stock selection in the information technology, financials and industrial sectors were the largest factors in the fund’s underperformance. Sector allocation also detracted from performance in the utilities and consumer staples sectors. On the positive side, stock selection in the telecommunications and consumer discretionary sectors aided our relative performance.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation.To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies.The fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase.The fund may invest up to 20% of its assets in the equity securities of companies with market capitalizations of less than $5 billion at the time of purchase. Such companies, however, generally will have market capitalizations of at least $100 million at the time of purchase.

The fund invests primarily in equity securities of U.S. issuers, but may invest without limitation in the equity securities of foreign issuers, including those in emerging markets.The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

The fund invests primarily in large, established companies that we believe have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, fundamental research is used to identify companies that we believe offer the potential for above-average

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

earnings and revenue growth; sustainable competitive advantage; strong or improving financial condition; and/or earnings power that is either unrecognized or underestimated by the market.

Dramatic Developments Through the Year

Although many investors entered 2008 believing the U.S. economy would avoid a recession, deteriorating economic data quickly shifted the debate to questions about how deep the recession would run and how long it would last. During the year’s first half, unrelenting negative news flow from problems in the credit markets, the crisis at Bear Stearns, and major earnings losses in the financial sector depressed consumer and business confidence, despite continued profit growth for nonfinancial companies.

During the second half of the year, the markets and the economy went from bad to worse. In September, the federal government placed Fannie Mae and Freddie Mac into conservatorship; then, within a few days’ span in mid-September, Lehman Brothers declared bankruptcy, AIG collapsed and required a massive infusion from the federal government, and Merrill Lynch was purchased in a hasty arrangement by Bank of America. These events undermined confidence in the U.S. financial system, causing credit markets to freeze and fears to spread that the recession would deteriorate into a modern depression. Fixed-income markets, with the sole exception of U.S.Treasuries, were similarly beaten down as fear of defaults caused credit spreads to widen dramatically and liquidity to dry up. In an effort to help stabilize the financial markets, the Federal Reserve cut the short-term rate target to near zero, and announced a series of unprecedented measures to help restore liquidity. In all, billions of dollars were committed by the Federal Reserve and the Treasury to restore order to the credit markets during the fourth quarter. By the end of 2008, some parts of the fixed-income markets seemed to be thawing, and the high yields offered by corporate bonds relative to Treasuries began to attract investor interest.

Stocks’ Weakness Was Broad-Based

During 2008, value stocks outperformed growth stocks, although both investment styles generated negative returns. Small-cap stocks outperformed by losing slightly less than mid- and large-cap stocks for the year. The year finished on a somewhat positive note, though, with the equity markets recovering more than 20% from their lows in November. Although all sectors posted negative absolute returns, the best-performing sectors on a relative basis for the fund were telecommunications and consumer discretionary.Within the telecommunications sector, telecom provider Verizon Communications was a good performer as its fiber

4

optic cable expansion continued to gain market share. In the consumer discretionary sector, specialty retailer Urban Outfitters was among the top five contributors on an absolute basis for the fund; while other retailers such as Target, Kohl’s and Lowe’s recorded negative absolute returns, on a relative basis they outperformed.

On the negative side, the information technology, financials and industrial sectors were the worst performing sectors for the fund. Silicon wafer manufacturer MEMC Electronic Materials and electronic memory equipment producers SanDisk and Seagate were among the weakest performers for the fund. Furthermore, mall owner General Growth Properties and insurers Genworth and XL Capital were laggards in the financials sector.

Our Outlook for 2009

Clearly, there is a great deal of uncertainty in the outlook for 2009. The timing of a bottom in the economy seems dependent on an end to the credit crisis. One hopeful sign is that the response to the global credit squeeze has been dramatic, both in the U.S. and abroad. Monetary stimulus from the Federal Reserve and the U.S. Treasury is beginning to help stabilize the fixed-income markets, and fiscal stimulus in the form of spending programs and possible tax cuts are a virtual certainty in the coming year.

Despite a bleak outlook for corporate profits in the year’s first half, we believe the government’s interventions may help to stabilize the U.S. economy later in 2009.At this point, some observers believe the stock market bottomed in November 2008, but no one will be able to truly identify the turning point until this crisis is behind us.

January 15, 2009

1	The total return figures presented for Class A and I shares of the fund reflect the performance of BNY Hamilton Large Cap Equity Fund (the “predecessor fund”) Class A shares and Institutional shares, respectively, prior to 9/13/08. Performance for each share class includes returns for the predecessor fund (Class A and Class I only) and the current maximum sales load, and reflects current distribution and servicing fees in effect only since the reorganization date.

Investors should consider, when deciding whether to purchase a particular class of shares, the investment amount, anticipated holding period and other relevant factors. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect for Classes A, C, and T through May 1, 2009, and in effect for Class I through September 30, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A and Class I shares of Dreyfus Large Cap Equity Fund on 12/31/98 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton Large Cap Equity Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to Dreyfus Large Cap Equity Fund in a tax-free reorganization.The predecessor fund has the same investment objective, policies, guidelines and restrictions as Dreyfus Large Cap Equity Fund.The performance of the fund’s Class A, Class C, Class I and Class T shares represent the performance of the predecessor fund’s Class A and Institutional shares prior to the commencement of operations for Dreyfus Large Cap Equity Fund and the performance of Dreyfus Large Cap Equity Fund’s Class A, Class C, Class I and Class T shares thereafter.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/08

Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)		(50.51)%	(5.87)%	(2.71)%
without sales charge		(47.50)%	(4.75)%	(2.14)%
Class C shares
with applicable redemption charge †	09/13/08	(46.46)%††	(4.20)%††	(1.85)%††
without redemption	09/13/08	(45.96)%††	(4.20)%††	(1.85)%††
Class I shares		(45.91)%	(4.00)%	(1.63)%
Class T shares
with applicable sales charge (4.5%)	09/13/08	(48.33)%††	(5.05)%††	(2.29)%††
without sales charge	09/13/08	(45.89)%††	(4.17)%††	(1.84)%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
  The total return performance figures presented for Class C and Class T shares of the fund reflect the performance of the predecessor fund’s Class A and Institutional shares for periods prior to 09/13/08 (the inception date for Class C and Class T shares), adjusted to reflect the fund’s applicable sales loads for those class shares and the applicable distribution/servicing fees thereafter.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large Cap Equity Fund from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008†

	Class A	Class C	Class I	Class T

Expenses paid per $1,000††	$ 4.31	$ 4.66	$ 3.25	$ 3.21
Ending value (after expenses)	$617.60	$667.90	$635.60	$668.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Class A	Class C	Class I	Class T

Expenses paid per $1,000††††	$ 5.38	$ 9.42	$ 4.01	$ 6.50
Ending value (after expenses)	$1,019.81	$1,015.79	$1,021.17	$1,018.70

  From September 13, 2008 (commencement of initial offering) to December 31, 2008 for Class C and Class T shares.
  Expenses are equal to the fund’s annualized expense ratio of 1.86% for Class C and 1.28% for Class T, multiplied by the average account value over the period, multiplied by 110/366 (to reflect the actual days in the period).
  Expenses are equal to the fund’s annualized expense ratio of 1.06% for Class A shares and .79% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
  Please note that while the Class C and Class T shares commenced initial offering on September 13, 2008, the Hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability.This projection assumes that annualized expense ratios were in effect during the period July 1, 2008 to December 31, 2008.
  Expenses are equal to the fund’s annualized expense ratio of 1.06% for Class A, 1.86% for Class C, .79% for Class I and 1.28% for Class T, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—97.6%	Shares	Value ($)

Consumer Discretionary—8.2%
Comcast, Cl. A	87,510	1,477,169
Johnson Controls	158,740	2,882,718
Kohl’s	97,450 [a]	3,527,690
Lowe’s Cos.	161,440	3,474,189
Staples	149,000	2,670,080
Walt Disney	116,380	2,640,662
		16,672,508
Consumer Staples—14.1%
Avon Products	115,500	2,775,465
Kraft Foods, Cl. A	119,730	3,214,751
PepsiCo	71,470	3,914,412
Philip Morris International	77,570	3,375,071
Procter & Gamble	73,465	4,541,606
Safeway	174,820	4,155,471
SYSCO	131,190	3,009,499
Wal-Mart Stores	69,800	3,912,988
		28,899,263
Energy—12.6%
BP, ADR	54,550	2,549,667
Chevron	58,040	4,293,219
Devon Energy	35,220	2,314,306
Exxon Mobil	90,610	7,233,396
Marathon Oil	118,350	3,238,056
Nabors Industries	61,240 [a]	733,043
Schlumberger	47,420	2,007,289
Southwestern Energy	43,580 [a]	1,262,513
Williams	140,690	2,037,191
		25,668,680
Financial—11.2%
Aflac	50,220	2,302,085
American Express	113,755	2,110,155
Bank of America	174,920	2,462,873

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Invesco	152,440	2,201,233
JPMorgan Chase & Co.	99,070	3,123,677
Merrill Lynch & Co.	77,920	906,989
Morgan Stanley	140,140	2,247,846
PartnerRe	14,170	1,009,896
PNC Financial Services Group	41,660	2,041,340
State Street	51,010	2,006,223
U.S. Bancorp	101,870	2,547,769
		22,960,086
Health Care—14.0%
Abbott Laboratories	77,840	4,154,321
Cardinal Health	56,270	1,939,627
Cephalon	28,040 [a]	2,160,202
Covidien	82,890	3,003,933
Gilead Sciences	66,010 [a]	3,375,751
Johnson & Johnson	56,030	3,352,275
Medtronic	60,850	1,911,907
Merck & Co.	115,060	3,497,824
Teva Pharmaceutical Industries, ADR	76,590	3,260,436
Thermo Fisher Scientific	55,140 [a]	1,878,620
		28,534,896
Industrial—11.1%
3M	34,240	1,970,170
Caterpillar	60,700	2,711,469
Deere & Co.	47,120	1,805,638
Eaton	45,160	2,244,904
Emerson Electric	300	10,983
General Electric	218,010	3,531,762
Honeywell International	108,070	3,547,938
Textron	117,370	1,627,922
Union Pacific	50,470	2,412,466
United Technologies	52,390	2,808,104
		22,671,356

10

Common Stocks (continued)	Shares	Value ($)

Information Technology—17.2%
Accenture, Cl. A	113,240	3,713,139
Akamai Technologies	124,990 [a]	1,886,099
Apple	53,910 [a]	4,601,218
Broadcom, Cl. A	98,180 [a]	1,666,114
Cisco Systems	135,820 [a]	2,213,866
Corning	143,050	1,363,267
Google, Cl. A	8,130 [a]	2,501,195
Hewlett-Packard	66,010	2,395,503
Intel	113,730	1,667,282
MasterCard, Cl. A	7,870	1,124,859
Microsoft	117,790	2,289,838
Oracle	169,070 [a]	2,997,611
QUALCOMM	96,810	3,468,702
Taiwan Semiconductor
Manufacturing, ADR	206,210	1,629,059
Visa, Cl. A	30,060	1,576,647
		35,094,399
Materials—1.6%
Air Products & Chemicals	45,940	2,309,404
Freeport-McMoRan Copper & Gold	42,110	1,029,168
		3,338,572
Telecommunication
Services—3.7%
AT & T	119,240	3,398,340
Verizon Communications	124,650	4,225,635
		7,623,975
Utilities—3.9%
Public Service Enterprise Group	105,710	3,083,561
Questar	65,230	2,132,369
Sempra Energy	63,410	2,703,168
		7,919,098
Total Common Stocks
(cost $261,190,731)		199,382,833

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,103,000)	1,103,000 [b]	1,103,000

Total Investments (cost $262,293,731)	98.2%	200,485,833
Cash and Receivables (Net)	1.8%	3,748,340
Net Assets	100.0%	204,234,173

ADR—American Depository Receipts

a	Non-income producing security.

b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Information Technology	17.2	Consumer Discretionary	8.2
Consumer Staples	14.1	Utilities	3.9
Health Care	14.0	Telecommunication Services	3.7
Energy	12.6	Materials	1.6
Financial	11.2	Money Market Investment	.6
Industrial	11.1		98.2

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers			261,190,731 199,382,833
Affiliated issuers			1,103,000	1,103,000
Cash				279,060
Receivable for investment securities sold				3,263,579
Receivable for shares of Common Stock subscribed				722,241
Dividends and interest receivable				560,906
Prepaid expenses				14,166
			205,325,785

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				119,868
Due to Administrator—Note 3(a)				2,399
Payable for shares of Common Stock redeemed				869,446
Interest payable—Note 2				677
Accrued expenses				99,222
				1,091,612

Net Assets ($)			204,234,173

Composition of Net Assets ($):
Paid-in capital			311,259,717
Accumulated net realized gain (loss) on investments				(45,217,646)
Accumulated net unrealized appreciation
(depreciation) on investments				(61,807,898)

Net Assets ($)			204,234,173

Net Asset Value Per Share
	Class A	Class C	Class I	Class T

Net Assets ($)	169,698	6,676	204,051,112	6,687
Shares Outstanding	23,690	905	27,580,539	905

Net Asset Value Per Share ($)	7.16	7.38	7.40	7.39

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $26,834 foreign taxes withheld at source):
Unaffiliated issuers	7,097,163
Affiliated issuers	7,019
Income from securities lending	127,370
Total Income	7,231,552
Expenses:
Management fee—Note 3(a)	2,054,955
Administration fee—Note 3(a)	260,232
Shareholder servicing costs—Note 3(c)	115,438
Distribution fees—Note 3(b)	41,430
Registration fees	39,083
Professional fees	38,900
Prospectus and shareholders’ reports	34,057
Custodian fees—Note 3(c)	29,561
Directors’ fees and expenses—Note 3(d)	18,928
Interest expense—Note 2	677
Miscellaneous	57,338
Total Expenses	2,690,599
Less—reduction in expenses due to undertakings—Note 3(a)	(41,344)
Less—reduction in fees due to earnings credits—Note 1(b)	(1,143)
Net Expenses	2,648,112
Investment Income—Net	4,583,440

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(45,112,227)
Net realized gain (loss) on options transactions	14,031
Net Realized Gain (Loss)	(45,098,196)
Net unrealized appreciation (depreciation)
on investments and options transactions	(148,473,373)
Net Realized and Unrealized Gain (Loss) on Investments	(193,571,569)
Net (Decrease) in Net Assets Resulting from Operations	(188,988,129)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008[a,b]	2007[b]

Operations ($):
Investment income—net	4,583,440	3,937,979
Net realized gain (loss) on investments	(45,098,196)	41,965,083
Net unrealized appreciation
(depreciation) on investments	(148,473,373)	(321,876)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(188,988,129)	45,581,186

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(165,423)	(186,149)
Class I Shares	(3,036,281)	(3,677,057)
Net realized gain on investments:
Class A Shares	(1,010,825)	(2,279,880)
Class I Shares	(14,820,734)	(33,123,299)
Return of capital:
Class A Shares	(211,405)	—
Class I Shares	(3,099,625)	—
Total Dividends	(22,344,293)	(39,266,385)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	760,408	596,070
Class C Shares	10,000	—
Class I Shares	274,286,932	39,214,009
Class T Shares	10,000	—
Dividends reinvested:
Class A Shares	1,310,915	2,344,938
Class I Shares	18,400,380	33,250,171
Cost of shares redeemed:
Class A Shares	(21,373,546)	(4,352,260)
Class I Shares	(286,231,457)	(62,496,028)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(12,826,368)	8,556,900
Total Increase (Decrease) in Net Assets	(224,158,790)	14,871,701

Net Assets ($):
Beginning of Period	428,392,963	413,521,262
End of Period	204,234,173	428,392,963
Undistributed investment income—net	—	34,250

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2008[a,b]	2007[b]

Capital Share Transactions:
Class A
Shares sold	70,535	39,418
Shares issued for dividends reinvested	118,080	156,947
Shares redeemed	(2,039,111)	(290,987)
Net Increase (Decrease) in Shares Outstanding	(1,850,496)	(94,622)

Class C
Shares sold	905	—

Class I
Shares sold	22,840,412	2,611,489
Shares issued for dividends reinvested	1,662,506	2,219,847
Shares redeemed	(24,274,378)	(4,110,963)
Net Increase (Decrease) in Shares Outstanding	228,540	720,373

Class T
Shares sold	905	—

a	The fund commenced offering four classes of shares after the close of business September 12, 2008.The existing shares were redesignated and the fund added Class C and Class T shares.

b	Represents information for the fund’s predecessor, BNY Hamilton Large Cap Equity Fund through September 12, 2008.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Class A and Class I shares represents the financial highlights of the Class A and Institutional shares, respectively of the fund’s predecessor, BNY Hamilton Large Cap Equity Fund (“Hamilton Large Cap Equity Fund”), before the fund commenced operations as of the close of business on September 12, 2008, and represents the performance of the fund’s Class A and Class I shares thereafter. Before the fund commenced operations, all of the assets of the Hamilton Large Cap Equity Fund were transferred to the fund in exchange for Class A and Class I shares of the fund in a tax-free reorganization.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

		Year Ended December 31,

Class A Shares†	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	14.61	14.42	13.35	13.22	12.33
Investment Operations:
Investment income—net[a]	.12	.10	.10	.10	.25
Net realized and unrealized
gain (loss) on investments	(6.80)	1.48	2.03	.73	.86
Total from Investment Operations	(6.68)	1.58	2.13	.83	1.11
Distributions:
Dividends from investment income—net	(.09)	(.10)	(.08)	(.15)	(.22)
Dividends from net realized
gain on investments	(.56)	(1.29)	(.98)	(.55)	—
Return of capital	(.12)	—	—	—	—
Total Distributions	(.77)	(1.39)	(1.06)	(.70)	(.22)
Net asset value, end of period	7.16	14.61	14.42	13.35	13.22

Total Return (%)[b]	(47.50)	10.94	16.11	6.25	9.11

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.04	1.03	1.04	1.10
Ratio of net expenses to average net assets	1.03	1.04	1.03	1.04	1.10
Ratio of net investment income
to average net assets	.99	.69	.69	.75	1.99
Portfolio Turnover Rate	77	66	53	52	40

Net Assets, end of period ($ x 1,000)	170	27,391	28,389	28,980	33,720

  Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Large Cap Equity Fund, through September 12, 2008.
a	Based on average shares outstanding at each month end.

b	Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Year Ended
Class C Shares	December 31, 2008[a]

Per Share Data ($):
Net asset value, beginning of period	11.05
Investment Operations:
Investment income—net[b]	.02
Net realized and unrealized
gain (loss) on investments	(3.69)
Total from Investment Operations	(3.67)
Net asset value, end of period	7.38

Total Return (%)[c]	(33.21)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.88[e]
Ratio of net expenses to average net assets	1.86[e]
Ratio of net investment income to average net assets	.85[e]
Portfolio Turnover Rate	77

Net Assets, end of period ($ x 1,000)	7

a	From September 13, 2008 (commencement of initial offering) to December 31, 2008.

b	Based on average shares outstanding at each month end.

c	Exclusive of sales charge.

d	Not annualized.

e	Annualized.

See notes to financial statements.

18

		Year Ended December 31,

Class I Shares†	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	14.66	14.46	13.38	13.26	12.37
Investment Operations:
Investment income—net[a]	.16	.14	.13	.13	.28
Net realized and unrealized
gain (loss) on investments	(6.63)	1.49	2.05	.72	.86
Total from Investment Operations	(6.47)	1.63	2.18	.85	1.14
Distributions:
Dividends from investment income—net	(.11)	(.14)	(.12)	(.18)	(.25)
Dividends from net realized
gain on investments	(.56)	(1.29)	(.98)	(.55)	—
Return of capital	(.12)	—	—	—	—
Total Distributions	(.79)	(1.43)	(1.10)	(.73)	(.25)
Net asset value, end of period	7.40	14.66	14.46	13.38	13.26

Total Return (%)	(45.91)	11.27	16.43	6.42	9.35

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.80	.79	.78	.79	.85
Ratio of net expenses
to average net assets	.79	.79	.78	.79	.85
Ratio of net investment income
to average net assets	1.41	.94	.93	.99	2.24
Portfolio Turnover Rate	77	66	53	52	40

Net Assets, end of period ($ x 1,000)	204,051	401,002	385,132	360,168	343,346

  Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Large Cap Equity Fund, through September 12, 2008.

a Based on average shares outstanding at each month end. See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

Year Ended
Class T Shares	December 31, 2008[a]

Per Share Data ($):
Net asset value, beginning of period	11.05
Investment Operations:
Investment income—net[b]	.03
Net realized and unrealized
gain (loss) on investments	(3.69)
Total from Investment Operations	(3.66)
Net asset value, end of period	7.39

Total Return (%)[c]	(33.12)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.38[e]
Ratio of net expenses to average net assets	1.28[e]
Ratio of net investment income to average net assets	1.43[e]
Portfolio Turnover Rate	77

Net Assets, end of period ($ x 1,000)	7

a	From September 13, 2008 (commencement of initial offering) to December 31, 2008.

b	Based on average shares outstanding at each month end.

c	Exclusive of sales charge.

d	Not annualized.

e	Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Large Cap Equity Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”, which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Hamilton Large Cap Equity, a series of BNY Hamilton Funds, were transferred to the Fund in exchange for corresponding class of shares of Common Stock of the fund of equal value. Shareholders of Class A and Institutional shares of Hamilton Large Cap Equity received Class A and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Hamilton Large Cap Equity at the time of the exchange. On the date of the exchange, the Fund created Class C and Class T shares.The net asset value of the fund’s shares on the close of business September 12, 2008, after the reorganization was $11.01 for Class A shares and $11.05 for Class I shares, and a total of 1,904,712 Class A shares and 27,919,615 Class I shares, representing net assets of $329,352,655 (including $637,352 net unrealized depreciation on investments) were issued to shareholders of Hamilton Large Cap Equity shareholders in the exchange.The exchange was a tax-free event for shareholders of the fund. Hamilton Large Cap Equity Fund is the accounting survivor and its historical performance is presented for periods through September 12, 2008.

At a meeting of the Board of Directors held on July 10, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Large Cap Equity Fund” to “Dreyfus Large Cap Equity Fund”.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and ClassT and 100 million shares of $.001 par value Common Stock of Class I. Class A and ClassT shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, Class I shares are sold at net asset value per share only to institutional investors. Effective December 3, 2008, investments for new accounts were no longer permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

22

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the fund’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	200,485,833	0
Level 2—Other Significant
Observable Inputs	0	0
Level 3—Significant
Unobservable Inputs	0	0
Total	200,485,833	0

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument and written options contracts which are shown at value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

24

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 12, 2008, The Bank of NewYork Mellon earns a fee, payable monthly equal to seven basis points (.07%) of the weighted average daily market value of the securities loaned by the fund during the preceding calendar month. This agreement was terminated as of the close of business, on September 12, 2008, due to reorganization.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $6,041,050 and unrealized depreciation $62,903,621. In addition, the fund had $38,080,873 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $4,819,925 and $9,685,545, long-term capital gains $14,213,338 and $29,580,840 and return of capital $3,311,030 and $0, respectively.

26

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and return of capital distribution, the fund decreased accumulated undistributed investment income-net by $1,415,986, increased accumulated net realized gain (loss) on investments by $4,727,016 and decreased paid-in capital by $3,311,030. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31,2008,was approximately $23,200 with a related weighted average annualized interest rate of 2.92% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with the Manager, the management fee is computed at an annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. Prior to September 12, 2008,The Bank of New York (the “Advisor”) was the advisor for Hamilton Large Cap Equity Fund.The advisor’s fee was computed at an annual rate of .60% of the value of Hamilton Large Cap Equity Fund’s average daily net assets and was payable monthly. During the period ended December 31, 2008, the Advisor and Manager earned $1,561,394 and $493,561, respectively.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Dreyfus has contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .79%.

Dreyfus has agreed, effective September 24, 2008, until May 1, 2009, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses, shareholder services fees and Rule 12b-1 fees) do not exceed 1.00% .

Dreyfus has agreed, until May 1, 2009, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class C and Class T (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses, shareholder service fees and Rule 12b-1 fees) do not exceed 1.00% .

The reduction in expenses, pursuant to the undertakings, amounted to $41,344 during the period ended December 31, 2008.

The Bank of NewYork served as Administrator to Hamilton Large Cap Equity pursuant to an Administration Agreement. The Administrator received from Hamilton Large Cap Equity a monthly fee equal to an annual rate of .10% of the average daily net assets of Hamilton Large Cap Equity. Administration fees amounted to $260,232 for the period ended September 12, 2008. This agreement was terminated as of the close of business on September 12, 2008, due to the reorganization.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% and .25% of the value of their respective average daily net assets. During the period ended December 31, 2008, Class C and Class T shares were charged $16 and $6, respectively, pursuant to the Plan.

28

Under the prior Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class A shares paid BNY Hamilton Distributors, Inc. for distributing their shares at an annual rate of .25% of the value of the average daily net assets of Class A. During the period January 1, 2008 through September 12, 2008, Class A shares were charged $41,408. This agreement was terminated as of the close of business on September 12, 2008.

(c) Under the Shareholder Services Plan, Class A, Class C and Class T shares pay the Distributor at an annual rate of ..25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2008, Class A, Class C and Class T shares were charged $1,348,$5 and $6,respectively,pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2008, the fund was charged $19,428 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2008, the fund was charged $1,143 pursuant to the cash management agreement.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2008, the fund was charged $29,561 pursuant to the custody agreement.

During the period ended December 31, 2008, the fund was charged $1,197 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $121,108, Rule 12b-1 distribution plan fees $1,740, shareholder services plan fees $9, custodian fees $9,832, chief compliance officer fees $1,197, and transfer agency per account fees $4,491, which are offset against an expense reimbursement currently in effect in the amount of $18,509.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended December 31, 2008, amounted to $252,860,198 and $279,500,704, respectively.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

30

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the period ended December 31, 2008:

			Options Terminated

	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($) Gain (Loss) ($)

Contracts outstanding
December 31, 2007	—	—
Contracts written	493	415,044
Contracts terminated:
Contracts expired	493	415,044	401,013	14,031
Contracts outstanding
December 31, 2008	—	—

At December 31, 2008, the cost of investments for federal income tax purposes was $263,389,454; accordingly, accumulated net unrealized depreciation on investments was $62,903,621, consisting of $11,510,380 gross unrealized appreciation and $74,414,001 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

On February 4, 2009, the fund issued to each holder of its ClassT shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s ClassT shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Large Cap Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Cap Equity Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of December 31, 2008, and the related statements of operations and changes in net assets for the year then ended and financial highlights for the year then ended and for the year ended December 31,2004.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2007 and the financial highlights for the years ended December 31, 2007, 2006 and 2005 were audited by other auditors whose report dated February 28, 2008, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Dreyfus Large Cap Equity Fund at December 31, 2008, the results of its operations and the changes in its net assets for the year then ended and the financial highlights for the year then ended and for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2009

The Fund 33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2008 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2008, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,819,925 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns. Also the fund hereby designates $.5056 per share as a long-term capital gain distribution and $.0083 per share as a short-term capital gain distribution paid on September 11, 2008.

34

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At the March 18, 2008, Board meeting, the Board members established the Fund as a separate series of Dreyfus Premier Investment Funds, Inc. (the “Company”), and authorized the Company, on behalf of the Fund, to enter into an agreement and plan of reorganization to acquire all of the assets and liabilities of BNY Hamilton Large Cap Equity Fund (the “BNY Fund”) in a tax-free reorganization in exchange for shares of the Fund and the assumption by the Fund of the BNY Fund’s stated liabilities. The Fund was established solely for the purpose of effecting the BNY Fund’s reorganization and, as a result, the Fund adopted the same or substantially similar investment objective and policies as the BNY Fund and expected to inherit the performance and financial records of the BNY Fund.

At the meeting, the Board considered the approval of, with respect to the Fund, the management agreement, between the Company and Dreyfus (the “Agreement”) through July 30, 2010.The Board members who are not “interested persons” (as defined in the Act) of the Company were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services To Be Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services to be provided to the Fund pursuant to the Agreement. The Board members also referenced information provided and discussed at the meeting regarding the fund’s distribution of accounts, the relationships Dreyfus has with various intermediaries and the different needs of each, the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee, and Expense Ratio. As the Fund had not yet commenced operations, the Board members were not able to review the Fund’s performance. The Board was advised, however, that the Fund was expected to inherit the BNY Fund’s performance record upon the closing of the reorganization. The Board members received a presentation from Dreyfus that described, among other matters, the BNY Fund’s average annual total returns for the various periods ended December 31, 2007. The Board discussed with the Dreyfus representatives the Fund’s investment objective and policies and portfolio management team, and noted that the team responsible for managing the BNY Fund will continue to manage the Fund.

The Board members reviewed the Fund’s proposed management fee and estimated expense ratio, and reviewed the range of management fees and expense ratios of the funds in the Lipper Large-Cap Core Funds category, the average and median management fees of the funds in that Lipper category and management fees of a subset of those funds.

The Board also noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Fund’s Class I and Class A shares so that the direct expenses of the Class I and Class A shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.77% and 1.04%, respectively. This expense undertaking will continue in effect for the Fund’s Class I shares for at least two years after the reorganization of the BNY Fund, and for the Fund’s Class A shares until such Class A shares received by holders of Class A shares of the BNY Fund are converted to Class I shares of the Fund.

36

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the Fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to the Similar Accounts as compared to the Fund.The Dreyfus representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and its affiliates by the Similar Accounts and discussed the relationship of the advisory fee to be paid in light of the services to be provided by Dreyfus.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus, to evaluate the appropriateness and reasonableness of the Fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services to be provided.

Analysis of Profitability and Economies of Scale. As the Fund had not yet commenced operations, Dreyfus’ representatives were not able to review the dollar amount of expenses allocated and profit received by Dreyfus. The Board members were presented with a schedule of the estimated profitability of the Fund prepared by Dreyfus. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the unlikelihood of soft dollar arrangements in the future with respect to trading the Fund’s portfolio. The Board also considered whether the Fund would be able to participate in any economies of scale that Dreyfus may experience in the event that the Fund attracts a large amount of assets.The Board members noted the uncertainty of the estimated asset levels, and discussed the renewal requirements for advisory agreements and their ability to review the management fee annually after an initial term of the Agreement.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the Agreement. Based on the

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by Dreyfus are adequate and appropriate.
  The Board concluded that the fee to be paid by the Fund to Dreyfus was reasonable, in light of the services to be provided, comparative expense and advisory fee information, and benefits anticipated to be derived by Dreyfus from its relationship with the Fund.
  The Board determined that because the Fund had not commenced investment operations, economies of scale were not a factor and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the Agreement was in the best interests of the Fund.

38

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Important Tax Information
35	Information About the Review and Approval
of the Fund’s Management Agreement
39	Board Members Information
42	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Large Cap Growth Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Large Cap Growth Fund, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market.A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them. That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk. As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation January 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by Irene O’Neill, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Large Cap Growth Fund’s Class A shares produced a total return of –41.90% and Class I shares returned –42.03% ..1 In comparison, the Russell 1000® Growth Index (the “Index”), the fund’s benchmark, achieved a total return of –38.44% .2 For the period of September 13, 2008, through December 31, 2008, Class C shares returned –31.00%, and Class T shares returned –30.84% .1 The Index achieved a total return of –29.06% for the same period.2 The fund’s underperformance relative to the Index was the result of both individual security selection and sector allocation. Stock selection and sector overweightings in the information technology sector and the “other” category (which is composed primarily of conglomerates) were the primary drivers of the fund’s underperformance. Stock selection in the financial services and consumer staples sectors also contributed to the negative returns. Partially countering these negative factors, sector allocation and stock selection in the health care, materials and producer durables sectors helped our performance.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation.To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large capitalization companies.The fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase.The fund may invest up to 20% of its assets in the equity securities of companies with market capitalizations of less than $5 billion at the time of purchase. Such companies, however, generally will have market capitalizations of at least $100 million at the time of purchase. The fund will invest primarily in equity securities of U.S. issuers, but may invest without limitation in the equity securities of foreign issuers, including those in emerging market countries.The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

The fund invests primarily in large, established companies that we believe have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, fundamental research is used to identify companies that we believe offer the potential for accelerating earnings or revenue growth, favorable market positions, improving operating inefficiencies, and/or increasing earnings per share.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Dramatic Developments Through the Year

Although most investors entered 2008 believing the U.S. economy would avoid a recession, deteriorating economic data quickly shifted the debate to questions about how deep the recession would run and how long it would last. During the year’s first half, unrelenting negative news flow from problems in the credit markets, the crisis at Bear Stearns, and major earnings losses in the financial sector depressed consumer and business confidence, despite continued profit growth for nonfinancial companies.

During the second half of the year, the markets and the economy went from bad to worse. In September, the federal government placed Fannie Mae and Freddie Mac into conservatorship; then, within a few days’ span in mid-September, Lehman Brothers declared bankruptcy, AIG collapsed and required a massive infusion from the federal government, and Merrill Lynch was purchased in a hasty arrangement by Bank of America. These events undermined confidence in the U.S. financial system, causing credit markets to freeze and fears to spread that the recession would deteriorate into a modern depression. Fixed-income markets, with the sole exception of U.S.Treasuries, were similarly beaten down as fear of defaults caused credit spreads to widen dramatically and liquidity to dry up. In an effort to help stabilize the financial markets, the Federal Reserve cut the short-term federal funds rate target to near zero, and announced a series of unprecedented measures to help restore liquidity. In all, billions of dollars were committed by the Federal Reserve and the Treasury to restore order to the credit markets during the fourth quarter.

Stocks’ Weakness Was Broad-Based

During 2008, value stocks outperformed growth stocks, although both investment styles generated negative returns. Small-cap stocks outperformed by losing slightly less than mid- and large-cap stocks for the year. The year finished on a somewhat positive note, though, with the equity markets recovering more than 20% from their lows in November. Although all of the sectors had negative absolute returns for the year, the best performing sectors on a relative basis for the fund were health care, materials and producer durables.Among our health care holdings, biopharmaceutical companies Cephalon, Celgene and Gilead Sciences provided positive returns. Our underweighting in the weak materials sector helped our relative performance. Also, individual stock selections — particularly our position in the globally diversified industrial United Technologies — in the producer durables sector contributed positively to performance.

On the negative side, the information technology and energy sectors were among the weakest areas for the fund. Semiconductor wafer

4

manufacturer MEMC Electronic Materials and electronics memory equipment producer Seagate Technology performed poorly in the face of weakening corporate and consumer spending on technology. In the energy sector, Hercules Offshore, which provides drilling and marine services to the oil and natural gas industries, was hurt by declining demand and falling commodity prices. Our positions in these three securities were sold during the reporting period.

The fund’s performance was also hurt by our assumption that infrastructure spending by developing economies, which is needed to serve an emerging industrial and consumer base, would be relatively unaffected by the slowdown in the U.S. A number of our industrial holdings, including Boeing and Caterpillar, suffered as the global dimension of the economic crisis became apparent.

Our Outlook for 2009

Clearly, there is a great deal of uncertainty in the outlook for 2009. The timing of a bottom in the economy seems dependent on an end to the credit crisis. One hopeful sign is that the response to the global credit squeeze has been dramatic, both in the U.S. and abroad. Monetary stimulus from the Federal Reserve and the U.S. Treasury is beginning to help stabilize the fixed-income markets, and fiscal stimulus in the form of spending programs and possible tax cuts are a virtual certainty in the coming year.

Despite a bleak outlook for corporate profits in the year’s first half, we believe the government’s interventions may help to stabilize the U.S. economy later in 2009.At this point, some observers believe the stock market bottomed in November 2008, but no one will be able to truly identify the turning point until this crisis is behind us.

January 15, 2009

1	The total return figures presented for Class A and I shares of the fund reflect the performance of BNY Hamilton Large Cap Growth Fund’s (the “predecessor fund”) Class A shares and Institutional shares, respectively, prior to 9/13/08. Performance for each share class includes returns for the predecessor fund (Class A and Class I only) and the current maximum sales load, and reflects current distribution and servicing fees in effect only since the reorganization date.

Investors should consider, when deciding whether to purchase a particular class of shares, the investment amount, anticipated holding period and other relevant factors. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect for Classes A, C, and T through May 1, 2009, and in effect for Class I through September 30, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A and Class I shares of Dreyfus Large Cap Growth Fund on 12/31/98 to a $10,000 investment made in the Russell 1000 Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton Large Cap Growth Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to Dreyfus Large Cap Growth Fund in a tax-free reorganization. The predecessor fund has the same investment objective, policies, guidelines and restrictions as Dreyfus Large Cap Growth Fund.The performance of the fund’s Class A, Class C, Class I and Class T shares represent the performance of the predecessor fund’s Class A and Institutional shares prior to the commencement of operations for Dreyfus Large Cap Growth Fund and the performance of Dreyfus Large Cap Growth Fund’s Class A, Class C, Class I and Class T shares thereafter.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/08

Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)		(45.22)%	(6.74)%	(3.94)%
without sales charge		(41.90)%	(5.62)%	(3.37)%
Class C shares
with applicable redemption charge †	09/13/08	(42.06)%††	(5.50)%††	(3.31)%††
without redemption	09/13/08	(41.51)%††	(5.50)%††	(3.31)%††
Class I shares		(42.03)%	(5.46)%	(3.19)%
Class T shares
with applicable sales charge (4.5%)	09/13/08	(44.00)%††	(6.31)%††	(3.73)%††
without sales charge	09/13/08	(41.38)%††	(5.45)%††	(3.28)%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
  The total return performance figures presented for Class C and Class T shares of the fund reflect the performance of the predecessor fund’s Class A and Institutional shares for periods prior to 09/13/08 (the inception date for Class C and Class T shares), adjusted to reflect the fund’s applicable sales loads for those class shares and the applicable distribution/servicing fees thereafter.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large Cap Growth Fund from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008†

	Class A	Class C	Class I	Class T

Expenses paid per $1,000††	$ 4.46	$ 4.85	$ 3.37	$ 3.64
Ending value (after expenses)	$658.10	$690.00	$656.60	$691.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Class A	Class C	Class I	Class T

Expenses paid per $1,000††††	$ 5.43	$ 9.68	$ 4.12	$ 7.25
Ending value (after expenses)	$1,019.76	$1,015.53	$1,021.06	$1,017.95

† From September 13, 2008 (commencement of initial offering) to December 31, 2008 for Class C and Class T shares.

  Expenses are equal to the fund's annualized expense ratio of 1.07% for Class A shares and .81% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period), and 1.91% for Class C and 1.43% for Class T, multiplied by the average account value over the period, multiplied by 110/366 (to reflect the actual days in the period).
  Please note that while Class C and Class T shares commenced initial offering on September 13, 2008, the Hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability.This projection assumes that annualized expense ratios were in effect during the period July 1, 2008 to December 31, 2008.
  Expenses are equal to the fund's annualized expense ratio of 1.07% for Class A, 1.91% for Class C, .81% for Class I and 1.43% for Class T, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—98.8%	Shares	Value ($)

Autos & Transports—2.6%
Union Pacific	20,250	967,950
United Parcel Service, Cl. B	17,500	965,300
		1,933,250
Consumer Discretionary—14.6%
Accenture, Cl. A	65,200	2,137,908
Activision Blizzard	56,350 [a]	486,864
Avon Products	47,950	1,152,238
Johnson Controls	56,650	1,028,764
Kohl’s	29,550 [a]	1,069,710
Lowe’s Cos.	57,300	1,233,096
Wal-Mart Stores	29,950	1,678,997
Walt Disney	57,300	1,300,137
Yum! Brands	30,000	945,000
		11,032,714
Consumer Staples—10.6%
Colgate-Palmolive	11,600	795,064
PepsiCo	27,600	1,511,652
Philip Morris International	48,200	2,097,182
Procter & Gamble	19,350	1,196,217
Safeway	59,200	1,407,184
SYSCO	43,850	1,005,919
		8,013,218
Energy—5.6%
Devon Energy	10,420	684,698
Halliburton	37,900	689,022
Schlumberger	14,300	605,319
Southwestern Energy	30,100 [a]	871,997
Weatherford International	50,000 [a]	541,000
Williams	54,800	793,504
		4,185,540

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial Services—6.9%
American Express	27,275	505,951
Ameriprise Financial	37,950	886,512
Digital Realty Trust	30,220	992,727
Goldman Sachs Group	11,510	971,329
Invesco	56,950	822,358
MasterCard, Cl. A	2,400	343,032
Visa, Cl. A	12,350	647,757
		5,169,666
Health Care—19.0%
Abbott Laboratories	35,650	1,902,640
C.R. Bard	13,400	1,129,084
Cardinal Health	20,600	710,082
Celgene	24,800 [a]	1,370,944
Cephalon	19,150 [a]	1,475,316
Gilead Sciences	24,100 [a]	1,232,474
Johnson & Johnson	20,700	1,238,481
Medtronic	26,200	823,204
Merck & Co.	44,400	1,349,760
Pharmaceutical Product Development	27,550	799,226
Teva Pharmaceutical Industries, ADR	33,500	1,426,095
Thermo Fisher Scientific	25,300 [a]	861,971
		14,319,277
Information Technology—3.4%
Google, Cl. A	5,580 [a]	1,716,687
Taiwan Semiconductor
Manufacturing, ADR	104,800	827,920
		2,544,607
Integrated Oil & Gas—2.9%
Chevron	11,200	828,464
Occidental Petroleum	22,950	1,376,771
		2,205,235

10

Common Stocks (continued)	Shares	Value ($)

Materials & Processing—2.6%
Monsanto	11,400	801,990
Praxair	19,400	1,151,584
		1,953,574
Producer Durables—10.8%
Boeing	16,400	699,788
Caterpillar	22,350	998,375
Danaher	16,400	928,404
Eaton	15,300	760,563
Emerson Electric	39,750	1,455,248
Honeywell International	45,500	1,493,765
Textron	32,600	452,162
United Technologies	25,200	1,350,720
		8,139,025
Technology—18.5%
Akamai Technologies	52,450 [a]	791,470
Apple	25,300 [a]	2,159,355
Broadcom, Cl. A	43,500 [a]	738,195
Cisco Systems	89,100 [a]	1,452,330
Corning	107,600	1,025,428
Hewlett-Packard	44,400	1,611,276
Intel	69,550	1,019,603
Microchip Technology	45,200	882,756
Microsoft	49,250	957,420
Oracle	91,350 [a]	1,619,636
QUALCOMM	47,070	1,686,518
		13,943,987
Utilities—1.3%
Questar	30,500	997,045
Total Common Stocks
(cost $96,529,119)		74,437,138

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—2.4%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,774,000)	1,774,000 [b]	1,774,000

Total Investments (cost $98,303,119)	101.2%	76,211,138
Liabilities, Less Cash and Receivables	(1.2%)	(893,004)
Net Assets	100.0%	75,318,134

ADR—American Depository Receipts

a	Non-income producing security.

b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Health Care	19.0	Information Technology	3.4
Technology	18.5	Integrated Oil & Gas	2.9
Consumer Discretionary	14.6	Autos & Transports	2.6
Producer Durables	10.8	Materials & Processing	2.6
Consumer Staples	10.6	Money Market Investment	2.4
Financial Services	6.9	Utilities	1.3
Energy	5.6		101.2

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			96,529,119	74,437,138
Affiliated issuers			1,774,000	1,774,000
Cash				227,693
Dividends and interest receivable				168,072
Prepaid expenses				13,512
				76,620,415

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				58,374
Payable for shares of Common Stock redeemed				1,185,916
Interest payable—Note 2				40
Accrued expenses				57,951
				1,302,281

Net Assets ($)				75,318,134

Composition of Net Assets ($):
Paid-in capital			109,188,165
Accumulated net realized gain (loss) on investments				(11,778,050)
Accumulated net unrealized appreciation
(depreciation) on investments				(22,091,981)

Net Assets ($)				75,318,134

Net Asset Value Per Share
	Class A	Class C	Class I	Class T

Net Assets ($)	6,935	12,019	75,292,268	6,912
Shares Outstanding	1,577	2,712	16,940,635	1,558

Net Asset Value Per Share ($)	4.40	4.43	4.44	4.44

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $2,846 foreign taxes withheld at source):
Unaffiliated issuers	1,642,809
Affiliated issuers	10,257
Income from securities lending	50,853
Total Income	1,703,919
Expenses:
Management fee—Note 3(a)	731,260
Administration fee—Note 3(a)	92,125
Shareholder servicing costs—Note 3(c)	63,317
Professional fees	35,373
Registration fees	27,152
Custodian fees—Note 3(c)	16,831
Directors’ fees and expenses—Note 3(d)	15,724
Prospectus and shareholders’ reports	13,313
Distribution fees—Note 3(b)	6,304
Interest expense—Note 2	40
Miscellaneous	20,318
Total Expenses	1,021,757
Less—reduction in expenses due to undertakings—Note 3(a)	(24,346)
Less—reduction in fees due to earnings credits—Note 1(b)	(306)
Net Expenses	997,105
Investment Income—Net	706,814

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(11,705,521)
Net realized gain (loss) on options transactions	74,782
Net Realized Gain (Loss)	(11,630,739)
Net unrealized appreciation (depreciation) on investments	(48,045,034)
Net Realized and Unrealized Gain (Loss) on Investments	(59,675,773)
Net (Decrease) in Net Assets Resulting from Operations	(58,968,959)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008[a,b]	2007[b]

Operations ($):
Investment income—net	706,814	475,549
Net realized gain (loss) on investments	(11,630,739)	16,281,070
Net unrealized appreciation
(depreciation) on investments	(48,045,034)	6,892,154
Net Increase (Decrease) in Net Assets
Resulting from Operations	(58,968,959)	23,648,773

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(6,011)	(3,870)
Class I Shares	(416,756)	(500,113)
Net realized gain on investments:
Class A Shares	(166,865)	(422,159)
Class I Shares	(5,656,873)	(14,074,151)
Return of capital:
Class A Shares	(40,721)	—
Class I Shares	(1,382,054)	—
Total Dividends	(7,669,280)	(15,000,293)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	272,273	115,951
Class C Shares	15,000	—
Class I Shares	120,594,149	13,334,640
Class T Shares	10,000	—
Dividends reinvested:
Class A Shares	205,312	421,638
Class I Shares	6,753,059	13,444,609
Cost of shares redeemed:
Class A Shares	(3,512,087)	(2,168,656)
Class I Shares	(125,236,889)	(39,906,811)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(899,183)	(14,758,629)
Total Increase (Decrease) in Net Assets	(67,537,422)	(6,110,149)

Net Assets ($):
Beginning of Period	142,855,556	148,965,705
End of Period	75,318,134	142,855,556
Undistributed investment income—net	—	3,626

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2008[a,b]	2007[b]

Capital Share Transactions:
Class A
Shares sold	34,544	14,148
Shares issued for dividends reinvested	32,538	51,206
Shares redeemed	(574,751)	(274,217)
Net Increase (Decrease) in Shares Outstanding	(507,669)	(208,863)

Class C
Shares sold	2,712	—

Class I
Shares sold	17,019,698	1,643,342
Shares issued for dividends reinvested	1,056,817	1,612,966
Shares redeemed	(18,061,289)	(4,916,371)
Net Increase (Decrease) in Shares Outstanding	15,226	(1,660,063)

Class T
Shares sold	1,558	—

a	The fund commenced offering four Classes of shares on the close of business September 12, 2008.The existing shares were redesignated and the fund added Class C and Class T shares.

b	Represents information for the fund’s predecessor, BNY Hamilton Large Cap Growth Fund, through September 12, 2008.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Class A and Class I shares represents the financial highlights of the Class A and Institutional shares, respectively, of the fund’s predecessor, BNY Hamilton Large Cap Growth Fund (“Hamilton Large Cap Growth Fund”), before the fund commenced operations as of the close of business on September 12, 2008, and represents the performance of the fund’s Class A and Class I shares thereafter. Before the fund commenced operations, all of the assets of the Hamilton Large Cap Growth Fund were transferred to the fund in exchange for Class A and Class I shares of the fund in a tax-free reorganization.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

		Year Ended December 31,

Class A Shares†	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	8.10	7.64	7.65	9.52	9.43
Investment Operations:
Investment income (loss)—net[a]	.02	.01	.00[b]	(.01)	.06
Net realized and unrealized
gain (loss) on investments	(3.28)	1.35	.44	(.01)	.24
Total from Investment Operations	(3.26)	1.36	.44	(.02)	.30
Distributions:
Dividends from investment income—net	(.01)	(.01)	(.00)[b]	—	(.06)
Dividends from net realized
gain on investments	(.35)	(.89)	(.45)	(1.85)	(.15)
Return of capital	(.08)	—	—	—	—
Total Distributions	(.44)	(.90)	(.45)	(1.85)	(.21)
Net asset value, end of period	4.40	8.10	7.64	7.65	9.52

Total Return (%)[c]	(41.90)	17.79	6.04	(.13)	3.31

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.10	1.09	1.08	1.11
Ratio of net expenses to average net assets	1.10[d]	1.10	1.09	1.08	1.11
Ratio of net investment income
(loss) to average net assets	.20	.10	.06	(.06)	.60
Portfolio Turnover Rate	78	52	51	101	90

Net Assets, end of period ($ x 1,000)	7	4,127	5,487	8,126	10,758

  Represents information for Class A shares of the fund’s predecessor, Hamilton Large Cap Growth Fund, through September 12, 2008.
a	Based on average shares outstanding at each month end.

b	Amount represents less than $.01 per share.

c	Exclusive of sales charge.

d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Year Ended
Class C Shares	December 31, 2008[a]

Per Share Data ($):
Net asset value, beginning of period	6.42
Investment Operations:
Investment income—net[b]	.00[c]
Net realized and unrealized
gain (loss) on investments	(1.99)
Total from Investment Operations	(1.99)
Net asset value, end of period	4.43

Total Return (%)[d]	(31.00)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.01[f]
Ratio of net expenses to average net assets	1.91[f]
Ratio of net investment income to average net assets	.04[f]
Portfolio Turnover Rate	78

Net Assets, end of period ($ x 1,000)	12

a	From September 13, 2008 (commencement of initial offering) to December 31, 2008.

b	Based on average shares outstanding at each month end.

c	Amount represents less than $.01 per share.

d	Exclusive of sales charge.

e	Not annualized.

f	Annualized.

See notes to financial statements.

18

		Year Ended December 31,

Class I Shares†	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	8.20	7.72	7.73	9.60	9.50
Investment Operations:
Investment income—net[a]	.04	.03	.02	.02	.09
Net realized and unrealized
gain (loss) on investments	(3.34)	1.37	.45	(.02)	.25
Total from Investment Operations	(3.30)	1.40	.47	—	.34
Distributions:
Dividends from investment income—net	(.03)	(.03)	(.03)	(.02)	(.09)
Dividends from net realized
gain on investments	(.35)	(.89)	(.45)	(1.85)	(.15)
Return of capital	(.08)	—	—	—	—
Total Distributions	(.46)	(.92)	(.48)	(1.87)	(.24)
Net asset value, end of period	4.44	8.20	7.72	7.73	9.60

Total Return (%)	(42.03)	18.18	6.29	.07	3.63

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.86	.85	.84	.82	.85
Ratio of net expenses
to average net assets	.84	.85	.84	.82	.85
Ratio of net investment income
to average net assets	.61	.34	.30	.19	.91
Portfolio Turnover Rate	78	52	51	101	90

Net Assets, end of period ($ x 1,000)	75,292	138,729	143,479	205,786	336,716

  Represents information for Institutional shares of the fund’s predecessor, Hamilton Large Cap Growth Fund through September 12, 2008.

a Based on average shares outstanding at each month end. See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

Year Ended
Class T Shares	December 31, 2008[a]

Per Share Data ($):
Net asset value, beginning of period	6.42
Investment Operations:
Investment income—net[b]	.01
Net realized and unrealized gain (loss) on investments	(1.99)
Total from Investment Operations	(1.98)
Net asset value, end of period	4.44

Total Return (%)[c]	(30.84)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.60[e]
Ratio of net expenses to average net assets	1.43[e]
Ratio of net investment income to average net assets	.38[e]
Portfolio Turnover Rate	78

Net Assets, end of period ($ x 1,000)	7

a	From September 13, 2008 (commencement of initial offering) to December 31, 2008.

b	Based on average shares outstanding at each month end.

c	Exclusive of sales charge.

d	Not annualized.

e	Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Large Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”, which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective is long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Hamilton Large Cap Growth Fund, a series of BNY Hamilton Funds, were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value. Shareholders of Class A and Institutional shares of Hamilton Large Cap Growth Fund received Class A and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Hamilton Large Cap Growth Fund at the time of the exchange. On the date of the exchange, the fund created Class C and Class T shares.The net asset value of the fund’s shares on the close of business September 12, 2008, after the reorganization was $6.34 for Class A shares and $6.42 for Class I shares, and a total of 519,680 Class A shares and 17,637,789 Class I shares, representing net assets of $116,491,577 (including $625,077 net unrealized appreciation on investments) were issued to shareholders of Hamilton Large Cap Growth Fund shareholders in the exchange. The exchange was a tax-free event to shareholders of the fund. Hamilton Large Cap Growth Fund is the accounting survivor and its historical performance is presented for periods through September 12, 2008.

At a meeting of the fund’s Board of Directors held on July 10, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Large Cap Growth Fund” to “Dreyfus Large Cap Growth Fund”.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class T and 100 million shares of $.001 par value Common Stock of Class I. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Effective December 3, 2008, investments for new accounts were no longer permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

22

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the fund’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	76,211,138	0
Level 2—Other Significant
Observable Inputs	0	0
Level 3—Significant
Unobservable Inputs	0	0
Total	76,211,138	0

  Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and written options contracts which are shown at value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

24

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 12, 2008, The Bank of NewYork Mellon earned a fee, payable monthly equal to seven basis points (.07%) of the weighted average daily market value of the securities loaned by the fund during the preceding calendar month. This agreement was terminated as of the close of business, on September 12, 2008, due to the reorganization.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $5,003,788 and unrealized depreciation $22,380,177. In addition, the fund had $6,486,066 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $693,564 and $1,235,014, long-term capital gains $5,552,941 and $13,765,279 and return of capital $1,422,775 and $0, respectively.

26

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and return of capital distribution, the fund decreased accumulated undistributed investment income-net by $287,673, increased accumulated net realized gain (loss) on investments by $1,710,447 and decreased paid-in capital by $1,422,774. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Effective October 15, 2008, the fund participates with other Dreyfus managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2008, was approximately $2,900 with a related weighted average annualized interest rate of 1.39% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with the Manager, effective September 13, 2008, the management fee is computed at an annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. Prior to September 12, 2008, The Bank of NewYork (the “Advisor”) was the advisor for Hamilton Large Cap Growth Fund.The Advisor’s fee was computed at an annual rate of .60% of the value of Hamilton Large Cap Growth Fund’s average daily net assets and was payable monthly. During the period ended December 31, 2008, the Advisor and Manager earned $552,748 and $178,512, respectively.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The Manager has contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87%.

The Manager has agreed, from September 24, 2008 until May 1, 2009, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses, shareholder services fees and Rule 12b-1 fees) do not exceed 1.00% .

The Manager has agreed, until May 1, 2009, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class C and Class T (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses, shareholder service fees and Rule 12b-1 fees) do not exceed 1.00% .

The reduction in expenses, pursuant to the undertakings, amounted to $24,346 during the period ended December 31, 2008.

The Bank of New York Mellon served as Administrator to Hamilton Large Cap Growth Fund pursuant to an Administration Agreement. The Administrator received from Hamilton Large Cap Growth Fund a monthly fee equal to an annual rate of .10% of the average daily net asset of Hamilton Large Cap Growth Fund. The administration fees amounted to $92,125 for the period ended September 12, 2008.This agreement was terminated as of the close of business on September 12, 2008, due to the reorganization.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% and .25% of the value of their respective average daily net assets. During the period September 13, 2008 through December 31, 2008, Class C and Class T shares were charged $20 and $6, respectively, pursuant to the Plan.

28

Under the prior Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class A shares paid BNY Hamilton Distributors, Inc. for distributing their shares at an annual rate of .25% of the value of the average daily net assets of Class A. During the period January 1, 2008 through September 12, 2008, Class A shares were charged $6,278.This agreement was terminated as of the close of business on September 12, 2008.

(c) Under the Shareholder Services Plan, Class A, Class C and Class T shares pay the Distributor at an annual rate of ..25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period September 13, 2008 through December 31, 2008, Class A, Class C and Class T shares were charged $265, $7, and $6, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period September 13,2008 through December 31,2008,the fund was charged $2,529 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2008, the fund was charged $306 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

the period ended December 31, 2008, the fund was charged $16,831 pursuant to the custody agreement.

During the period ended December 31, 2008, the fund was charged $1,197 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $49,338, Rule 12b-1 distribution plan fees $9, shareholder services plan fees $5, custodian fees $6,600, chief compliance officer fees $1,197 and transfer agency per account fees $1,225.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended December 31, 2008, amounted to $90,746,718 and $98,244,520, respectively.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the

30

fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the period ended December 31, 2008:

			Options Terminated

	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gain ($)

Contracts outstanding
December 31, 2007	—	—
Contracts written	388	207,577
Contracts terminated:
Contracts expired	388	207,577	132,795	74,782
Contracts Outstanding
December 31, 2008	—	—

At December 31, 2008, the cost of investments for federal income tax purposes was $98,591,315; accordingly, accumulated net unrealized depreciation on investments was $22,380,177, consisting of $2,317,721 gross unrealized appreciation and $24,697,898 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Subsequent Event:

On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule currently in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Large Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Cap Growth Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of December 31, 2008, and the related statements of operations and changes in net assets for the year then ended and financial highlights for the year then ended and for the year ended December 31,2004.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2007 and the financial highlights for the years ended December 31, 2007, 2006 and 2005 were audited by other auditors whose report dated February 28, 2008, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Dreyfus Large Cap Growth Fund at December 31, 2008, the results of its operations and the changes in its net assets for the year then ended and the financial highlights for the year then ended and for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2009

The Fund 33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2008 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2008, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $693,564 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns. Also the fund hereby designates $.3265 per share as a long-term capital gain distribution paid on September 11, 2008.

34

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At the March 18, 2008, Board meeting, the Board members established the Fund as a separate series of Dreyfus Premier Investment Funds, Inc. (the “Company”), and authorized the Company, on behalf of the Fund, to enter into an agreement and plan of reorganization to acquire all of the assets and liabilities of BNY Hamilton Large Cap Growth Fund (the “BNY Fund”) in a tax-free reorganization in exchange for shares of the Fund and the assumption by the Fund of the BNY Fund’s stated liabilities. The Fund was established solely for the purpose of effecting the BNY Fund’s reorganization and, as a result, the Fund adopted the same or substantially similar investment objective and policies as the BNY Fund and expected to inherit the performance and financial records of the BNY Fund.

At the meeting, the Board considered the approval of, with respect to the Fund, the management agreement, between the Company and Dreyfus (the “Agreement”) through July 30, 2010.The Board members who are not “interested persons” (as defined in the Act) of the Company were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services To Be Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services to be provided to the Fund pursuant to the Agreement. The Board members also referenced information provided and discussed at the meeting regarding the fund’s distribution of accounts, the relationships Dreyfus has with various intermediaries and the different needs of each, the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee, and Expense Ratio. As the Fund had not yet commenced operations, the Board members were not able to review the Fund’s performance. The Board was advised, however, that the Fund was expected to inherit the BNY Fund’s performance record upon the closing of the reorganization. The Board members received a presentation from Dreyfus that described, among other matters, the BNY Fund’s average annual total returns for the various periods ended December 31, 2007. The Board discussed with the Dreyfus representatives the Fund’s investment objective and policies and portfolio management team, and noted that the team responsible for managing the BNY Fund will continue to manage the Fund.

The Board members reviewed the Fund’s proposed management fee and estimated expense ratio, and reviewed the range of management fees and expense ratios of the funds in the Lipper Large-Cap Growth Funds category, the average and median management fees of the funds in that Lipper category and management fees of a subset of those funds.

The Board also noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Fund’s Class I and Class A shares so that the direct expenses of the Class I and Class A shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.85% and 1.12%, respectively. This expense undertaking will continue in effect for the Fund’s Class I shares for at least two years after the reorganization of the BNY Fund, and for the Fund’s Class A shares until such Class A shares received by holders of Class A shares of the BNY Fund are converted to Class I shares of the Fund.

36

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the Fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to the Similar Accounts as compared to the Fund.The Dreyfus representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to Dreyfus and its affiliates by the Similar Accounts and discussed the relationship of the advisory fee to be paid in light of the services to be provided by Dreyfus.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus, to evaluate the appropriateness and reasonableness of the Fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services to be provided.

Analysis of Profitability and Economies of Scale. As the Fund had not yet commenced operations, Dreyfus’ representatives were not able to review the dollar amount of expenses allocated and profit received by Dreyfus. The Board members were presented with a schedule of the estimated profitability of the Fund prepared by Dreyfus. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the unlikelihood of soft dollar arrangements in the future with respect to trading the Fund’s portfolio. The Board also considered whether the Fund would be able to participate in any economies of scale that Dreyfus may experience in the event that the Fund attracts a large amount of assets.The Board members noted the uncertainty of the estimated asset levels, and discussed the renewal requirements for advisory agreements and their ability to review the management fee annually after an initial term of the Agreement.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by Dreyfus are adequate and appropriate.
  The Board concluded that the fee to be paid by the Fund to Dreyfus was reasonable, in light of the services to be provided, comparative expense and advisory fee information, and benefits anticipated to be derived by Dreyfus from its relationship with the Fund.
  The Board determined that because the Fund had not commenced investment operations, economies of scale were not a factor and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the Agreement was in the best interests of the Fund.

38

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Information About the Review and Approval
of the Fund’s Management Agreement
38	Board Members Information
41	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Large Cap Value Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Large Cap Value Fund, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market.A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them. That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk. As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation January 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by Julianne McHugh and Brian Ferguson, Co-Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Large CapValue Fund’s Class A shares achieved a total return of –35.49% and Class I shares returned –35.40% ..1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, achieved a total return of –37.00% for the same period.2 For the period of September 13, 2008, through December 31, 2008, Class C shares returned –26.19% and Class T shares returned –26.08% .1 The Index achieved a total return of –27.22% for the same period.2 The fund’s slight outperformance over the benchmark is largely attributable to our positions in individual stocks and sectors with significant defensive characteristics. Although these produced negative absolute returns, their losses were slightly smaller than those of the broader market.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation; its secondary goal is current income.To pursue these goals, the fund normally invests at least 80% of its assets in equity securities of large capitalization companies — those with market capitalizations of $5 billion or more at the time of purchase.The fund will invest primarily in equity securities of U.S. issuers, but may invest up to 20% of its assets in equity securities of foreign issuers, including those in emerging markets.

In choosing stocks, we focus on individual stock selection (a “bottom-up”approach) rather than forecasting stock market trends (a“top-down” approach), and look for value companies. To identify these stocks, we employ a three-step value screening process that seeks to identify the stocks of companies that are underpriced relative to their intrinsic worth or business prospects and which exhibit sound business fundamentals, and positive business momentum or a catalyst which may be the trigger for an improving stock price.

Positioned for a Challenging Environment

At the beginning of the year, there may have been some question about whether the U.S. economy would enter a recession, but as the year

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

wore on, questions gave way to certainty. By the time confirmation came in December that the recession had been in place for a year, many were disappointed but few were surprised.

In a year that saw some of Wall Street’s longest-established, most respected names disappear or be subject to government takeover, an equity market slump was to be expected. Few could have anticipated stocks’ steep slide in the second half of the year, however, which brought the broad market indexes to 10-year lows. Investor and consumer confidence all but evaporated, freezing the credit markets and bringing economic activity to a seeming standstill.

Diverse Companies Contributed to Performance

In this very difficult environment, our defensive positioning both in terms of market sectors and individual stocks was helpful.Areas of the economy that were somewhat more resilient in the face of slowing economic activity included consumer staples and health care. Even though they produced double-digit negative returns for the year —showing that there was little room to hide during the period — their losses were much less severe than those seen in some of the harder-hit sectors, such as financials and materials. Among our consumer staples holdings showing relative strength were household-products giant Procter & Gamble, and discount retailer Wal-Mart Stores.

Another strong sector for the fund this year was energy.These stocks rose as commodity prices soared to record levels over the summer; although oil prices retreated in the year’s later months, stocks from this sector still held up relatively well for the year as a whole. Both our overweighting in the sector, and our individual selections within it, contributed positively to our 2008 results.Among our energy holdings was Chevron, an integrated energy name which performed defensively and continues to offer what we believe are relatively more attractive growth prospects and valuation.

We underweighted the technology sector, based on our view that deteriorating global demand for technology products and services from both companies and consumers could weaken earnings.The sector did endure a tough year,so this positioning contributed positively to our relative performance. In addition, our individual stock selections within the sector also performed well. Payroll processor Automatic Data Processing (ADP) was one of our strong stocks from the sector; the company benefited from the stable earnings and cash flows that result from the steady, recurring nature of its business.It too had a clean balance sheet with little debt, and it stands apart as one of very few companies to retain a AAA rating.

4

Because we manage the fund with a value perspective, we tend to have a larger weighting in financials than the S&P 500 benchmark. In this very troubled period for financials, this positioning hurt our results, though positive stock selection among more defensive companies in the sector helped to offset some of the damage. These included insurers Chubb and Aon, and diversified bank Wells Fargo & Co., one of the major banks to hold up reasonably well during the devastation in the late summer and autumn.

Our Outlook for the Year Ahead

We anticipate that the new Presidential administration and Congress will provide for continued economic stimulus in the coming year, with a particular emphasis on alleviating pressures in the housing market.We believe that this, along with lower energy prices, should help consumers. Nonetheless, the environment is likely to remain challenging in the months to come.To contend with this environment, we intend to continue to avoid companies with weak balance sheets — those that are highly leveraged, will need capital in the coming months, or hold assets that could be impaired.We have also lightened the fund’s exposure to companies that are exposed to slowing international markets, in favor of those that are focused on the U.S. economy.We believe the U.S. is further along the economic slowdown than markets abroad. Consistent with our bottom-up approach, our main focus will continue to be on companies’ fundamental qualities, business momentum, and valuations.

January 15, 2009

1	The total return figures presented for Class A and I shares of the fund reflect the performance of BNY Hamilton Large Cap Value Fund’s (the “predecessor fund”) Class A shares and Institutional shares, respectively, prior to 9/13/08. Performance for each share class includes returns for the predecessor fund (Class A and Class I only) and the current maximum sales load, and reflects current distribution and servicing fees in effect only since the reorganization date.

Investors should consider, when deciding whether to purchase a particular class of shares, the investment amount, anticipated holding period and other relevant factors. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect for Classes A, C, and T through May 1, 2009, and in effect for Class I through September 30, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A and Class I shares of Dreyfus Large Cap Value Fund on 4/28/00 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. For comparative purposes, the value of the Index on 4/30/00 is used as the beginning value on 4/28/00. All dividends and capital gain distributions are reinvested.

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton Large Cap Value Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to Dreyfus Large Cap Value Fund in a tax-free reorganization.The predecessor fund has the same investment objective, policies, guidelines and restrictions as Dreyfus Large Cap Value Fund. The performance of the fund’s Class A, Class C, Class I and Class T shares represent the performance of the predecessor fund’s Class A and Institutional shares prior to the commencement of operations for Dreyfus Large Cap Value Fund and the performance of Dreyfus Large Cap Value Fund’s Class A, Class C, Class I and Class T shares thereafter.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/08

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	04/28/00	(39.18)%	(2.36)%	(0.92)%
without sales charge	04/28/00	(35.49)%	(1.20)%	(0.24)%
Class C shares
with applicable redemption charge †	09/13/08	(36.55)%††	(1.35)%††	(0.33)%††
without redemption	09/13/08	(35.99)%††	(1.35)%††	(0.33)%††
Class I shares	04/28/00	(35.40)%	(0.99)%	(0.08)%
Class T shares
with applicable sales charge (4.5%)	09/13/08	(38.75)%††	(2.22)%††	(0.83)%††
without sales charge	09/13/08	(35.89)%††	(1.32)%††	(0.31)%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
  The total return performance figures presented for Class C and Class T shares of the fund reflect the performance of the predecessor fund’s Class A and Institutional shares for periods prior to 09/13/08 (the inception date for Class C and Class T shares), adjusted to reflect the fund’s applicable sales loads for those class shares and the applicable distribution/servicing fees thereafter.

The Fund

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large Cap Value Fund from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008†

	Class A	Class C	Class I	Class T

Expenses paid per $1,000††	$ 4.57	$ 5.17	$ 3.45	$ 3.87
Ending value (after expenses)	$716.90	$738.10	$718.00	$739.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Class A	Class C	Class I	Class T

Expenses paid per $1,000††††	$ 5.38	$ 10.03	$ 4.06	$ 7.51
Ending value (after expenses)	$1,019.81	$1,015.18	$1,021.11	$1,017.70

† From September 13, 2008 (commencement of initial offering) to December 31, 2008 for Class C and Class T shares.

  Expenses are equal to the fund’s annualized expense ratio of 1.98% for Class C and 1.48% for Class T, multiplied by the average account value over the period, multiplied by 110/366 (to reflect the actual days in the period). Expenses are equal to the fund’s annualized expense ratio of 1.06% for Class A shares and .80% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one- half year period).
  Please note that while the Class C and Class T shares commenced initial offering on September 13, 2008, the Hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability.This projection assumes that annualized expense ratios were in effect during the period July 1, 2008 to December 31, 2008.
  Expenses are equal to the fund’s annualized expense ratio of 1.06% for Class A, 1.98% for Class C, .80% for Class I and 1.48% for Class T, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—99.9%	Shares	Value ($)

Consumer Discretionary—8.0%
Carnival	46,350	1,127,232
Gap	60,830	814,514
Home Depot	109,490	2,520,460
Johnson Controls	43,180	784,149
Lowe’s Cos.	50,070	1,077,506
McDonald’s	13,200	820,908
News, Cl. A	221,130	2,010,072
Omnicom Group	52,360	1,409,531
Time Warner	201,360	2,025,682
Toll Brothers	34,640 [a]	742,335
		13,332,389
Consumer Staples—13.1%
Cadbury, ADR	37,092	1,323,072
Colgate-Palmolive	19,310	1,323,507
CVS Caremark	68,120	1,957,769
Estee Lauder, Cl. A	28,530	883,289
Kraft Foods, Cl. A	121,360	3,258,516
Molson Coors Brewing, Cl. B	36,780	1,799,278
PepsiCo	33,720	1,846,844
Philip Morris International	80,190	3,489,067
Procter & Gamble	36,710	2,269,412
Wal-Mart Stores	52,800	2,959,968
Walgreen	33,440	824,965
		21,935,687
Energy—15.9%
Anadarko Petroleum	16,330	629,521
Chevron	110,020	8,138,179
Devon Energy	17,910	1,176,866
EOG Resources	10,650	709,077
Exxon Mobil	101,820	8,128,291
Hess	16,050	860,922
Marathon Oil	39,000	1,067,040
Occidental Petroleum	47,400	2,843,526
Schlumberger	16,880	714,530
XTO Energy	66,960	2,361,679
		26,629,631

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Exchange Traded Funds—.5%
iShares Russell 1000 Value Index Fund	17,140	848,773
Financial—22.4%
ACE	31,370	1,660,100
Aflac	20,740	950,722
Ameriprise Financial	23,140	540,550
AON	51,790	2,365,767
Bank of America	222,410	3,131,533
Capital One Financial	20,250	645,772
Chubb	40,110	2,045,610
Fifth Third Bancorp	69,340	572,748
Franklin Resources	33,710	2,150,024
Goldman Sachs Group	13,570	1,145,172
JPMorgan Chase & Co.	208,850	6,585,041
Marsh & McLennan Cos.	34,450	836,102
MetLife	81,170	2,829,586
Moody’s	32,510	653,126
Northern Trust	29,140	1,519,360
PNC Financial Services Group	52,110	2,553,390
Prudential Financial	14,300	432,718
T. Rowe Price Group	25,010	886,354
U.S. Bancorp	74,680	1,867,747
Wells Fargo & Co.	139,910	4,124,547
		37,495,969
Health Care—11.5%
Abbott Laboratories	75,490	4,028,901
Amgen	48,810 [a]	2,818,777
Baxter International	14,680	786,701
Covidien	31,440	1,139,386
Merck & Co.	58,220	1,769,888
Pfizer	220,310	3,901,690
Thermo Fisher Scientific	19,510 [a]	664,706
Wyeth	110,230	4,134,727
		19,244,776

10

Common Stocks (continued)	Shares	Value ($)

Industrial—9.1%
Dover	25,750	847,690
Eaton	21,290	1,058,326
General Electric	339,280	5,496,336
Honeywell International	25,110	824,361
Lockheed Martin	23,070	1,939,726
Raytheon	25,310	1,291,822
Tyco International	19,310	417,096
Union Pacific	22,240	1,063,072
Waste Management	71,100	2,356,254
		15,294,683
Information Technology—5.7%
Accenture, Cl. A	44,930	1,473,255
Automatic Data Processing	22,320	878,069
Cisco Systems	126,620 [a]	2,063,906
Hewlett-Packard	17,400	631,446
Intel	60,780	891,035
International Business Machines	10,470	881,155
Microsoft	44,740	869,746
Nokia, ADR	68,230	1,064,388
QUALCOMM	23,850	854,546
		9,607,546
Materials—1.9%
Air Products & Chemicals	15,660	787,228
Dow Chemical	42,920	647,663
Freeport-McMoRan Copper & Gold	36,600	894,504
International Paper	64,640	762,752
		3,092,147
Telecommunication Services—4.9%
AT & T	211,500	6,027,750
Verizon Communications	61,470	2,083,833
		8,111,583
Utilities—6.9%
Entergy	32,960	2,739,965

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
Exelon	49,410	2,747,690
FPL Group	16,710	841,014
NRG Energy	37,280 [a]	869,742
PG & E	22,780	881,814
Questar	52,390	1,712,629
Southern	45,640	1,688,680
		11,481,534

Total Investments (cost $220,244,483)	99.9%	167,074,718
Cash and Receivables (Net)	.1%	176,395
Net Assets	100.0%	167,251,113

ADR—American Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Financial	22.4	Utilities	6.9
Energy	15.9	Information Technology	5.7
Consumer Staples	13.1	Telecommunication Services	4.9
Health Care	11.5	Materials	1.9
Industrial	9.1	Exchange Traded Funds	.5
Consumer Discretionary	8.0		99.9

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			220,244,483 167,074,718
Receivable for investment securities sold				1,139,193
Receivable for shares of Common Stock subscribed				609,288
Dividends and interest receivable				397,975
Prepaid expenses				13,783
			169,234,957

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				174,079
Cash overdraft due to Custodian				256,221
Payable for shares of Common Stock redeemed				1,109,489
Payable for investment securities purchased				333,220
Interest payable—Note 2				459
Accrued expenses				110,376
				1,983,844

Net Assets ($)			167,251,113

Composition of Net Assets ($):
Paid-in capital			237,743,843
Accumulated net realized gain (loss) on investments				(17,322,965)
Accumulated net unrealized appreciation
(depreciation) on investments				(53,169,765)

Net Assets ($)			167,251,113

Net Asset Value Per Share
	Class A	Class C	Class I	Class T

Net Assets ($)	84,848	7,379	167,151,496	7,390
Shares Outstanding	12,944	1,134	25,582,946	1,134

Net Asset Value Per Share ($)	6.56	6.51	6.53	6.52

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $23,202 foreign taxes withheld at source):
Unaffiliated issuers	6,645,869
Affiliated issuers	10,693
Income from securities lending	79,265
Total Income	6,735,827
Expenses:
Management fee—Note 3(a)	1,582,581
Administration fee—Note 3(a)	198,696
Shareholder servicing costs—Note 3(c)	95,396
Custodian fees—Note 3(c)	62,585
Professional fees	40,984
Prospectus and shareholders’ reports	37,221
Registration fees	34,608
Directors’ fees and expenses—Note 3(d)	16,932
Distribution fees—Note 3(b)	1,988
Interest expense—Note 2	459
Miscellaneous	45,607
Total Expenses	2,117,057
Less—reduction in expenses due to undertakings—Note 3(a)	(81,692)
Less—reduction in fees due to earnings credits—Note 1(b)	(124)
Net Expenses	2,035,241
Investment Income—Net	4,700,586

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(10,798,000)
Net unrealized appreciation (depreciation) on investments	(96,659,901)
Net Realized and Unrealized Gain (Loss) on Investments	(107,457,901)
Net (Decrease) in Net Assets Resulting from Operations	(102,757,315)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008[a,b]	2007[b]

Operations ($):
Investment income—net	4,700,586	8,211,442
Net realized gain (loss) on investments	(10,798,000)	29,027,117
Net unrealized appreciation
(depreciation) on investments	(96,659,901)	(12,463,909)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(102,757,315)	24,774,650

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(10,966)	(26,067)
Class I Shares	(3,308,880)	(8,158,140)
Net realized gain on investments:
Class A Shares	(54,754)	(82,349)
Class I Shares	(14,549,522)	(22,922,639)
Return of capital:
Class A Shares	(48,122)	—
Class I Shares	(12,787,316)	—
Total Dividends	(30,759,560)	(31,189,195)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	101,767	56,431
Class C Shares	10,000	—
Class I Shares	227,580,332	22,686,461
Class T Shares	10,000	—
Dividends reinvested:
Class A Shares	113,806	108,039
Class I Shares	25,204,314	21,495,373
Cost of shares redeemed:
Class A Shares	(1,024,375)	(304,661)
Class I Shares	(281,722,399)	(69,898,378)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(29,726,555)	(25,856,735)
Total Increase (Decrease) in Net Assets	(163,243,430)	(32,271,280)

Net Assets ($):
Beginning of Period	330,494,543	362,765,823
End of Period	167,251,113	330,494,543
Undistributed investment income—net	—	53,628

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2008[a,b]	2007[b]

Capital Share Transactions:
Class A
Shares sold	14,326	4,584
Shares issued for dividends reinvested	12,702	9,207
Shares redeemed	(119,219)	(24,351)
Net Increase (Decrease) in Shares Outstanding	(92,191)	(10,560)

Class C
Shares sold	1,134	—

Class I
Shares sold	22,647,022	1,870,056
Shares issued for dividends reinvested	2,852,909	1,848,340
Shares redeemed	(28,535,382)	(5,702,339)
Net Increase (Decrease) in Shares Outstanding	(3,035,451)	(1,983,943)

Class T
Shares sold	1,134	—

a	The fund commenced offering four classes of shares on the close of business September 12, 2008.The existing shares were redesignated and the fund added Class C and Class T shares.

b	Represents information for the fund’s predecessor, BNY Hamilton Large Cap Value Fund, through September 12, 2008.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Class A and Class I shares represents the financial highlights of the Class A and Institutional Shares, respectively, of the fund’s predecessor, BNY Hamilton Large Cap Value Fund (“Hamilton Large Cap Value Fund”), before the fund commenced operations as of the close of business on September 12, 2008, and represents the performance of the fund’s Class A and Institutional shares thereafter. Before the fund commenced operations, all of the assets of the Hamilton Large CapValue Fund were transferred to the fund in exchange for Class A and Class I shares of the fund in a tax-free reorganization.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

		Year Ended December 31,

Class A Shares†	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	11.55	11.85	11.24	10.81	10.03
Investment Operations:
Investment income—net[a]	.15	.25	.18	.15	.15
Net realized and unrealized
gain (loss) on investments	(3.93)	.56	1.53	.76	.77
Total from Investment Operations	(3.78)	.81	1.71	.91	.92
Distributions:
Dividends from investment income—net	(.11)	(.26)	(.18)	(.14)	(.14)
Dividends from net realized
gain on investments	(.59)	(.85)	(.92)	(.34)	—
Return of capital	(.51)	—	—	—	—
Total Distributions	(1.21)	(1.11)	(1.10)	(.48)	(.14)
Net asset value, end of period	6.56	11.55	11.85	11.24	10.81

Total Return (%)[b]	(35.49)	6.78	15.41	8.45	9.22

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.07	1.04	1.03	1.06	1.17
Ratio of net expenses
to average net assets	1.05	1.04	1.03	1.05	1.05
Ratio of net investment income
to average net assets	1.38	2.04	1.50	1.33	1.42
Portfolio Turnover Rate	133	34	59	43	37

Net Assets, end of period ($ x 1,000)	85	1,214	1,371	1,015	860

  Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Large Cap Value Fund, through September 12, 2008.
a	Based on average shares outstanding at each month end.

b	Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Year Ended
Class C Shares	December 31, 2008[a]

Per Share Data ($):
Net asset value, beginning of period	8.82
Investment Operations:
Investment income—net[b]	.03
Net realized and unrealized
gain (loss) on investments	(2.34)
Total from Investment Operations	(2.31)
Net asset value, end of period	6.51

Total Return (%)[c]	(26.19)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.09[e]
Ratio of net expenses to average net assets	1.98[e]
Ratio of net investment income to average net assets	1.39[e]
Portfolio Turnover Rate	133

Net Assets, end of period ($ x 1,000)	7

a	From September 13, 2008 (commencement of initial offering) to December 31, 2008.

b	Based on average shares outstanding at each month end.

c	Exclusive of sales charge.

d	Not annualized.

e	Annualized.

See notes to financial statements.

18

		Year Ended December 31,

Class I Shares†	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	11.51	11.81	11.19	10.76	10.01
Investment Operations:
Investment income—net[a]	.18	.28	.21	.18	.18
Net realized and unrealized
gain (loss) on investments	(3.93)	.56	1.54	.76	.73
Total from Investment Operations	(3.75)	.84	1.75	.94	.91
Distributions:
Dividends from investment income—net	(.13)	(.29)	(.21)	(.17)	(.16)
Dividends from net realized
gain on investments	(.59)	(.85)	(.92)	(.34)	—
Return of capital	(.51)	—	—	—	—
Total Distributions	(1.23)	(1.14)	(1.13)	(.51)	(.16)
Net asset value, end of period	6.53	11.51	11.81	11.19	10.76

Total Return (%)	(35.40)	7.07	15.84	8.74	9.21

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.83	.79	.78	.81	.91
Ratio of net expenses
to average net assets	.80	.79	.78	.80	.80
Ratio of net investment income
to average net assets	1.85	2.31	1.76	1.59	1.73
Portfolio Turnover Rate	133	34	59	43	37

Net Assets, end of period ($ x 1,000)	167,151	329,281	361,395	310,927	236,631

  Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Large Cap Value Fund, through September 12, 2008.

a Based on average shares outstanding at each month end. See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

Year Ended
Class T Shares	December 31, 2008[a]

Per Share Data ($):
Net asset value, beginning of period	8.82
Investment Operations:
Investment income—net[b]	.04
Net realized and unrealized
gain (loss) on investments	(2.34)
Total from Investment Operations	(2.30)
Net asset value, end of period	6.52

Total Return (%)[c]	(26.08)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.59[e]
Ratio of net expenses to average net assets	1.48[e]
Ratio of net investment income to average net assets	1.89[e]
Portfolio Turnover Rate	133

Net Assets, end of period ($ x 1,000)	7

a	From September 13, 2008 (commencement of initial offering) to December 31, 2008.

b	Based on average shares outstanding at each month end.

c	Exclusive of sales charge.

d	Not annualized.

e	Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Large CapValue Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”, which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Hamilton Large Cap Value Fund, a series of BNY Hamilton Funds, were transferred to the Fund in exchange for corresponding class of shares of Common Stock of the fund of equal value. Shareholders of Class A and Institutional shares of Hamilton Large Cap Value Fund received Class A and Class I of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Hamilton Large Cap Value Fund at the time of the exchange. On the date of the exchange, the Fund created Class C and Class T shares. The net asset value of the fund’s shares on the close of business September 12, 2008, after the reorganization was $8.87 for Class A shares and $8.82 for Class I shares, and a total of 105,617 Class A shares and 27,677,001 Class I shares, representing net assets of $245,095,486 (including $17,022,950 net unrealized depreciation on investments) were issued to shareholders of Hamilton Large CapValue Fund shareholders in the exchange. The exchange was a tax-free event to shareholders of the fund. Hamilton Large Cap Value Fund is the accounting survivor and its historical performance is presented for periods through September 12, 2008.

At a meeting of the Board of Directors held on July 10, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Large Cap Value Fund” to “Dreyfus Large Cap Value Fund”.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class T and 100 million shares of $.001 par value Common Stock of Class I. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, Class I shares are sold at net asset value per share only to institutional investors. Effective December 3, 2008, investments for new accounts were no longer permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

22

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund's investments relating to FAS 157. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the fund's investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	167,074,718	0
Level 2—Other Significant
Observable Inputs	0	0
Level 3—Significant
Unobservable Inputs	0	0
Total	167,074,718	0

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and written options contracts which are shown at value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

24

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of,or loss of rights in,the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 12,2008,The Bank of NewYork Mellon earned a fee, payable monthly equal to seven basis points (.07%) of the weighted average daily market value of the securities loaned by the fund during the preceding calendar month.This agreement was terminated as of the close of business, on September 12, 2008, due to the reorganization.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: unrealized depreciation $54,810,907. In addition, the fund had $15,681,823 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $4,754,214 and $10,863,679, long-term capital gains $13,169,908 and $20,325,516 and return of capital $12,835,438 and $0, respectively.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification and return of capital distribution, the fund decreased

26

accumulated undistributed investment income-net by $1,434,368, increased accumulated net realized gain (loss) on investments by $14,269,806 and decreased paid-in capital by $12,835,438. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2008, was approximately $32,100 with a related weighted average annualized interest rate of 1.43% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with the Manager, the management fee is computed at an annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. Prior to September 12, 2008, The Bank of New York (the “Advisor”) was the advisor for Hamilton Large Cap Value Fund.The advisor’s fee was computed at an annuaal rate of .60% of the value of Hamilton Large Cap Value Fund’s average daily net assets and was payable monthly. During the period ended December 31, 2008, the Advisor and Manager earned $1,192,176 and $390,405, respectively.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Dreyfus has contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .80%.

Dreyfus has agreed, effective September 24, 2008 until May 1, 2009, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses, shareholder services fees and Rule 12b-1 fees) do not exceed 1.00% .

Dreyfus has agreed, until May 1, 2009, to waive receipt of its fee and/or assume the expenses of the fund so that the direct expenses of Class C and Class T (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses, shareholder service fees and Rule 12b-1 fees) do not exceed 1.00% .

The reduction in expenses, pursuant to the undertakings amounted to $81,692 during the period ended December 31, 2008.

The Bank of New York served as Administrator to Hamilton Large Cap Value Fund pursuant to an Administration Agreement. The Administrator received from Hamilton Large Cap Value Fund a monthly fee equal to an annual rate of .10% of the average daily net asset of Hamilton Large Cap Value Fund. Administration fees amounted to $198,696 for the period ended September 12, 2008.This agreement was terminated as of the close of business on September 12, 2008, due to the reorganization.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% and .25% of the value of their respective average daily net assets. During the period ended December 31, 2008, Class C and Class T shares were charged $17 and $6, respectively, pursuant to the Plan.

28

Under the prior Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class A shares paid BNY Hamilton Distributors, Inc. for distributing their shares at an annual rate of .25% of the value of the average daily net assets of Class A. During the period January 1, 2008 through September 12, 2008, Class A shares were charged $1,965.This agreement was terminated as of the close of business on September 12, 2008.

(c) Under the Shareholder Services Plan, Class A, Class C and Class T shares pay the Distributor at an annual rate of ..25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2008, Class A, Class C and Class T shares were charged $2,046, $6, and $6, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2008, the fund was charged $9,965 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2008, the fund was charged $124 pursuant to the cash management agreement.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2008, the fund was charged $62,585 pursuant to the custody agreement.

During the period ended December 31, 2008, the fund was charged $1,197 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $144,333, Rule 12b-1 distribution plan fees $6, shareholder services plan fees $15, custodian fees $28,000, chief compliance officer fees $1,197 and transfer agency per account fees $528.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2008, amounted to $341,741,178 and $396,238,964, respectively.

At December 31, 2008, the cost of investments for federal income tax purposes was $221,885,625; accordingly, accumulated net unrealized depreciation on investments was $54,810,907, consisting of $1,585,251 gross unrealized appreciation and $56,396,158 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies

30

for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

On February 4, 2009, the fund issued to each holder of its ClassT shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s ClassT shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Large Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large CapValue Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of December 31, 2008, and the related statements of operations and changes in net assets for the year then ended and financial highlights for the year then ended and for the year ended December 31, 2004.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2007 and the financial highlights for the years ended December 31, 2007, 2006 and 2005 were audited by other auditors whose report dated February 28, 2008, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Dreyfus Large Cap Value Fund at December 31, 2008, and the results of its operations and the changes in its net assets for the year then ended and the financial highlights for the year then ended and for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2008 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2008, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,754,214 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns. Also the fund hereby designates $0.5272 per share as a long-term capital gain distribution paid on September 11, 2008.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At the March 18, 2008, Board meeting, the Board members established the Fund as a separate series of Dreyfus Premier Investment Funds, Inc. (the “Company”), and authorized the Company, on behalf of the Fund, to enter into an agreement and plan of reorganization to acquire all of the assets and liabilities of BNY Hamilton Large CapValue Fund (the “BNY Fund”) in a tax-free reorganization in exchange for shares of the Fund and the assumption by the Fund of the BNY Fund’s stated liabilities.The Fund was established solely for the purpose of effecting the BNY Fund’s reorganization and, as a result, the Fund adopted the same or substantially similar investment objective and policies as the BNY Fund and expected to inherit the performance and financial records of the BNY Fund.

At the meeting, the Board considered the approval of, with respect to the Fund, the management agreement, between the Company and Dreyfus (the “Agreement”) through July 30, 2010.The Board members who are not “interested persons” (as defined in the Act) of the Company were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services To Be Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services to be provided to the Fund pursuant to the Agreement. The Board members also referenced information provided and discussed at the meeting regarding the fund’s distribution of accounts, the relationships Dreyfus has with various intermediaries and the different needs of each, the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus provides oversight of day-

34

to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee, and Expense Ratio. As the Fund had not yet commenced operations, the Board members were not able to review the Fund’s performance. The Board was advised, however, that the Fund was expected to inherit the BNY Fund’s performance record upon the closing of the reorganization. The Board members received a presentation from Dreyfus that described, among other matters, the BNY Fund’s average annual total returns for the various periods ended December 31, 2007. The Board discussed with the Dreyfus representatives the Fund’s investment objective and policies and portfolio management team, and noted that the team responsible for managing the BNY Fund will continue to manage the Fund.

The Board members reviewed the Fund’s proposed management fee and estimated expense ratio, and reviewed the range of management fees and expense ratios of the funds in the Lipper Large-Cap Value Funds category, the average and median management fees of the funds in that Lipper category and management fees of a subset of those funds.

The Board also noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Fund’s Class I and Class A shares so that the direct expenses of the Class I and Class A shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.79% and 1.05%, respectively. This expense undertaking will continue in effect for the Fund’s Class I shares for at least two years after the reorganization of the BNY Fund, and for the Fund’s Class A shares until such Class A shares received by holders of Class A shares of the BNY Fund are converted to Class I shares of the Fund.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the Fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to the Similar Accounts as compared to the Fund.The Dreyfus representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and its affiliates by the Similar Accounts and discussed the relationship of the advisory fee to be paid in light of the services to be provided by Dreyfus.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus, to evaluate the appropriateness and reasonableness of the Fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services to be provided.

Analysis of Profitability and Economies of Scale. As the Fund had not yet commenced operations, Dreyfus’ representatives were not able to review the dollar amount of expenses allocated and profit received by Dreyfus. The Board members were presented with a schedule of the estimated profitability of the Fund prepared by Dreyfus. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the unlikelihood of soft dollar arrangements in the future with respect to trading the Fund’s portfolio. The Board also considered whether the Fund would be able to participate in any economies of scale that Dreyfus may experience in the event that the Fund attracts a large amount of assets.The Board members noted the uncertainty of the estimated asset levels, and discussed the renewal requirements for advisory agreements and their ability to review the management fee annually after an initial term of the Agreement.

36

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by Dreyfus are adequate and appropriate.
  The Board concluded that the fee to be paid by the Fund to Dreyfus was reasonable, in light of the services to be provided, comparative expense and advisory fee information, and benefits anticipated to be derived by Dreyfus from its relationship with the Fund.
  The Board determined that because the Fund had not commenced investment operations, economies of scale were not a factor and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the Agreement was in the best interests of the Fund.

The Fund 37

NOTES

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $69,100 in 2007 and $141,000 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,023 in 2007 and $26,380 in 2008.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $13,000 in 2007 and $15,000 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $909 in 2007 and $0 in 2008. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2007 and $12,561,320 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Investment Funds, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	February 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	February 23, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	February 23, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)